                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                             TTR Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:

            --------------------------------------------------------------------

      2.    Aggregate number of securities to which transaction applies:

            --------------------------------------------------------------------

      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            --------------------------------------------------------------------

      4.    Proposed maximum aggregate value transaction:

            --------------------------------------------------------------------

      5.    Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1.    Amount previously paid:

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      2.    Form, Schedule or Registration Statement No.:

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      3.    Filing Party:

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      4.    Date Filed:

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

                             TTR TECHNOLOGIES, INC.
                                2 HaNagar Street
                                Kfar Saba, Israel

                    Notice of Annual Meeting of Stockholders

                            ------------------------

      NOTICE IS HEREBY GIVEN that the 2001 annual meeting (the "Annual Meeting") of stockholders of TTR TECHNOLOGIES, INC. (the "Company") will be held in New York City, New York, at 9 A.M., on May 24, 2001, at the offices of Swidler Berlin Shereff Friedman, LLP 405 Lexington Avenue (the Chrysler Building), New York, New York, 10174, Conference Room 12H, for the following purposes:

      (i) to elect five directors of the Company to hold office until their respective successors shall have been duly elected and qualified;

      (ii) to amend the Certificate of Incorporation of the Company to enable the Company's board of directors to amend, revise or otherwise modify the Company's bylaws without stockholder consent or approval;

      (iii) to amend the Certificate of Incorporation of the Company to establish a classified board of directors for the Company;

      (iv) to increase the number of shares of the Company's common stock , par value $0.001 (the "Common Stock"), reserved for issuance under the Company's 2000 Equity Incentive Plan from 1,500,000 to 3,500,000 shares;

      (v) to increase the number of shares of the Company's Common Stock reserved for issuance under the Company's 1998 Non-Executive Directors' Stock Option Plan from 25,000 to 75,000 shares;

      (vi) to ratify the appointment of Brightman Almagor & Co., a member of Deloitte Touche Tohmatsu, as independent public accountants of the Company for the year ending December 31, 2001; and

      (vii) to transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

      The Board of Directors has fixed the close of business on March 28, 2001, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

      If you do not expect to be personally present at the Annual Meeting but wish your stock to be voted for the business to be transacted thereat, the Board of Directors requests that you complete, sign and date the enclosed proxy and promptly return it by mail in the postage paid envelope provided.

                                              By Order of the Board of Directors


                                              Marc D. Tokayer
                                              Chairman of the Board
April 24, 2001

PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                             TTR TECHNOLOGIES, INC.
                                2 HaNagar Street
                                Kfar Saba, Israel

                            ------------------------

                                PROXY STATEMENT

                     For the Annual Meeting of Stockholders
                           to be held on May 24, 2001

                            ------------------------

                                  Introduction

      This Proxy Statement is being sent to stockholders of TTR Technologies, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of the Company for use at the 2001 annual meeting (the "Annual Meeting") of stockholders (the "Stockholders") of the Company to be held at the offices of Swidler Berlin Shereff Friedman, LLP, 405 Lexington Avenue (the Chrysler Building), New York, New York, 10174, Conference Room 12H, on Thursday, May 24, 2001, at 9:00 a.m., and any adjournment(s) thereof. The purposes of the Annual Meeting are:

      (i) to elect five directors of the Company to hold office until their respective successors shall have been duly elected and qualified;

      (ii) to amend the Certificate of Incorporation of the Company to enable the Company's board of directors to amend, revise or otherwise modify the Company's bylaws without stockholder consent or approval;

      (iii) to amend the Certificate of Incorporation of the Company to establish a classified board of directors for the Company;

      (iv) to increase the number of shares of the Company's common stock , par value $0.001 (hereinafter, the "Common Stock"), reserved for issuance under the Company's 2000 Equity Incentive Plan from 1,500,000 to 3,500,000 shares;

      (v) to increase the number of shares of the Company's Common Stock reserved for issuance under the Company's 1998 Non-Executive Directors' Stock Option Plan from 25,000 to 75,000 shares;

      (vi) to ratify the appointment of Brightman Almagor & Co., a member of Deloitte Touche Tohmatsu, as independent public accountants of the Company for the year ending December 31, 2001; and

      (vii) to transact such other business as may properly come before the Annual Meeting and any adjournment thereof.

      If proxy cards in the accompanying form are properly executed and returned, the shares of Common Stock represented thereby will be voted as instructed on the proxy. If no instructions are given, such shares will be voted
(i) FOR the election as directors of the nominees of the Board of Directors named below; (ii) FOR the proposal to amend the Certificate of Incorporation of the Company to provide for the amendment or revision of bylaws by the Board of Directors without stockholder consent or approval; (iii) FOR the proposal to amend the Certificate of Incorporation to establish a classified board of directors; (iv) FOR the proposal to increase the number of shares of the Company's Common Stock reserved for issuance under the Company's 2000 Equity Incentive Plan; (v) FOR the proposal to increase the number of shares of the Company's Common Stock reserved for issuance under the Company's 1998 Non-Executive Directors' Stock Option Plan; (vi) FOR the proposal to ratify the appointment of Brightman Almagor & Co., a member of Deloitte Touche Tohmatsu, as independent public accountants of the Company for the year ending December 31, 2001; and (vii) in the discretion of the Proxies named in the proxy card on any other proposals to properly come before the Annual Meeting or any adjournment thereof.

      Any stockholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise by filing with the Secretary of the Company a duly executed proxy bearing a later date or a written instrument revoking the proxy or by personally appearing at the Annual Meeting. This Proxy Statement is first being mailed to stockholders on or about April 24, 2001.

                                  VOTING RIGHTS

      All voting rights are vested exclusively in the holders of the Common Stock. Only holders of Common Stock of record at the close of business on March 28, 2001 (the "Record Date"), will be entitled to receive notice of and to vote at the Annual Meeting. As of the Record Date, the Company had outstanding a total of 17,356,340 shares of Common Stock. Each holder of Common Stock is entitled to one vote for each share held.

      The holders of a majority of the issued and outstanding Common Stock, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting or any adjournment thereof. Abstentions and broker non-votes are counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Assuming a quorum is present, the affirmative vote of a plurality of the shares present in person or by proxy is required for approval of Proposal No. 1 (Election of Directors); the affirmative vote of a majority of the shares present in person or by proxy is required for approval of Proposal No. 4 (Increase of shares of Common Stock Reserved for Issuance under the 2000 Equity Incentive Plan), Proposal No. 5 (Increase of Shares of Common Stock Reserved for Issuance under the Non-Executive Directors' Stock Option Plan) and Proposal No. 6 (Ratification of Independent Public Accountants); and the affirmative vote of a majority of the shares issued and outstanding is required for approval of Proposal No. 2 (Amendment of Bylaws) and Proposal No. 3 (Classified Board of Directors). Abstentions will have no effect on Proposal No. 1 and will be counted as votes against each of Proposals No. 2, 3, 4, 5 and 6. Broker non-votes will have no effect on Proposals No. 1, 4, 5 and 6 and will be counted as votes against Proposals No. 2 and 3.

                    STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN
                               BENEFICIAL HOLDERS

      The following table sets forth certain information, as of the Record Date, concerning the ownership of the Common Stock by (a) each person who, to the best of the Company's knowledge, beneficially owned on that date more than 5% of the outstanding Common Stock, (b) each of the Company's directors and Named Executive Officers (as defined below under "Executive Compensation") and (c) all current directors and executive officers of the Company as a group.

                                           Number of Shares        Percent of
Name of Beneficial Owner(1)              Beneficially Owned(2)   Common Stock(2)
---------------------------              ---------------------   ---------------

Marc D. Tokayer ........................       1,427,647(3)            7.8%
Baruch Sollish .........................         437,163(4)            2.5
Emanuel Kronitz ........................         726,500(5)            4.0
Michael Braunold .......................           2,500(6)              *
Michael Fine ...........................           2,500(6)              *

Christopher Illick .....................               0(7)             *
Macrovision Corporation(8) .............       1,880,937              10.8
Dimensional Partners Ltd. ..............       1,280,000(9)            7.0
Joseph D. Samberg ......................       1,600,000(10)           8.8
All directors and executive officers as
a group (6 persons)(11) ................       2,596,310              13.6

------------------
*     Indicates less than 1%.
(1) Unless otherwise indicated, the address of each person listed is c/o TTR Technologies Ltd., 2 Hanagar Street, Kfar Saba, Israel.
(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares of Common Stock issuable upon the exercise of options or warrants which are currently exercisable or which become exercisable within 60 days of the Record Date are deemed to be beneficially owned by, and outstanding with respect to, the holder of such option or warrant. Except as indicated by footnote, and subject to community property laws where applicable, to the knowledge of the Company, each person listed is believed to have sole voting and investment power with respect to all shares of Common Stock owned by such person.
(3) Comprised of (i) 270,273 shares of Common Stock, (ii) 833,100 shares of Common Stock issuable upon the exercise of currently exercisable employee stock options issued under the Company's 1996 Employee Stock Option Plan and 2000 Equity Incentive Plan and (ii) 324,274 shares of Common Stock held by The Tokayer Family Trust (the "Trust"). Mr. Tokayer's wife is the trustee of the Trust and Mr. Tokayer's children are its income beneficiaries. Mr. Tokayer disclaims beneficial ownership of all shares held by the Trust. Does not include (A) 137,600 shares of Common Stock issuable upon exercise of employee stock options issued under the Company's 2000 Equity Incentive Plan, which options are scheduled to vest over the next two and one-half years and (B) 481,000 shares issuable upon exercise of options held by Gershon Tokayer, Mr. Tokayer's brother, as to which shares Mr. Tokayer disclaims beneficial ownership.
(4) Comprised of (i) 360,383 shares of Common Stock issuable upon the exercise of currently exercisable employee stock options issued under the Company's 1996 Employee Stock Option Plan and 2000 Equity Incentive Plan and (ii) 76,780 shares of Common Stock. Does not include employee stock options for an additional 151,667 shares of our common stock that is to vest over the next two and one-half years.
(5) Represents (i) 724,650 shares of the Company's common stock issuable upon exercise of currently exercisable employee stock options issued under the Company's 1996 Stock Option Plan and the 2000 Equity Incentive Plan and
      (ii) 1,850 shares of Common Stock. Does not include options for an additional 137,600 shares of Common Stock issuable upon exercise of options issued under the Company's 2000 Equity Incentive Plan, which options are scheduled to vest over the next two and one-half years.
(6) Represents shares of Common Stock issuable upon exercise of currently exercisable stock options issued under the 1998 Non-Executive Directors' Plan. Does not include options for an additional 2,500 shares of Common Stock issuable upon exercise of stock options issued under the 1998 Non-Executive Directors' Plan which are scheduled to vest in May 2002.
(7) Does not include options for 8,000 shares of Common Stock issuable under the 1998 Non-Executive Directors' Plan, of which options for 4,000 shares are scheduled to vest in July 2001 and options for the remaining 4,000 shares are scheduled to vest in July 2002.
(8)   The address of such person is 1341 Orleans Drive, Sunnyvale, California
      94089.
(9) Includes 360,000 shares of Common Stock issuable upon exercise of Class A Warrants and 180,000 shares issuable upon the exercise of Class B Warrants, which warrants are to be issued upon the exercise of the Class A Warrants. Dimensional Partners, Ltd. ("Dimensional II") is a Cayman Islands company with a principal business office at Corporate Center, West Bay Road, P.O. Box 31106 SMB, Grand Cayman, Cayman Islands.
(10) Includes (i) 90,000 shares of Common Stock issuable on upon the exercise of warrants held in the name of Dimensional Partners, L.P., a Delaware limited partnership ("Dimensional I"), and (ii) the shares of Common Stock beneficially owned by Dimensional II. Mr. Samberg is the managing member of JDS Asset Management, LLC, a Delaware limited liability company ("JDSAM") and the general partner of Dimensional I. As such, Mr. Samberg has shared voting and dispositive power over the shares of Common Stock and warrants held by Dimensional I and may be deemed a beneficial owner of those shares and warrants. Mr. Samberg is a principal of JDS Capital Management, Inc., a Delaware corporation ("JDSCM"), the investment manager and subadvisor of Dimensional II. As such, Mr. Samberg has shared voting and dispositive power over the shares of Common Stock and warrants held by Dimensional II and may each be deemed a beneficial owner of those shares and warrants. The address of the principal business office of JDSAM, JDSCM and Mr. Samberg is 780 Third Avenue, 45th Floor, New York, New York 10017.
(11)  See Footnotes 3-7.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth all compensation earned by the Company's Chairman of the Board of Directors, CEO and President and the other executive officers of the Company whose total annual salaries and bonuses exceeded $100,000 for the year ended December 31, 2000 (the "Named Executive Officers"):

                                            Annual Compensation               Long-Term Compensation
                                  ----------------------------------------    ----------------------
                                                                                     Securities
Name and                                                  Other Annual               Underlying
Principal Position         Year   Salary($)   Bonus($)  Compensation($)(1)          Options(#)(2)
------------------         ----   ---------   --------  ------------------          -------------
Marc D. Tokayer            2000    194,307         --        34,404                    972,700
 Chairman, CEO and         1999    108,075         --        27,676                         --
 President                 1998     64,430     12,019        14,423                         --

Emanuel Kronitz            2000    127,989     31,347        23,887                    582,750
 Chief Operating           1999     35,915         --         7,158                    304,500
 Officer                   1998         --         --            --                         --

Baruch Sollish             2000    158,324     75,092        32,078                    382,050
  Vice-President-          1999    110,522         --        21,886                    130,000
  Research &               1998     91,678     42,105        13,927                         --
  Development                                                                               --

----------

(1) Includes, for each Named Executive Officer, some or all of the following:
(i) Company contributions to insurance premiums and (ii) taxable automobile related benefits.
(2) Represents shares of Common Stock issuable upon exercise of employee stock options issued in the year indicated under the Company's 1996 Stock Option Plan and 2000 Equity Incentive Plan and, in the case of Baruch Sollish, shares of Common Stock issuable upon exercise of additional options not issued under any stock plan.

Option Grants in 2000

      The following table sets forth certain information concerning the individual option grants during the year ended December 31, 2000, to each of the Named Executive Officers.

[fix spacing]

                                                                                                   Potential Realizable
                      Number of     % of Total                                                    Value at Assumed Annual
                     Securities       Options               Market Price of                       Rates of Stock Price for
                     Underlying     Granted to   Exercise   Common Stock on                            Option Term (2) ($)
                  Options Granted    Employees    Price      Date of Grant    Expiration    ---------------------------------------
    Name                (#) (1)    in 2000 (%)    ($/sh)        ($/sh)           date          5%            10%            0%
    ----                ---        -----------    ------        ------           ----          --            ---            --
Marc Tokayer          165,000(3)         7.6       3.906          3.906          2010        405,306       1,027,151        --
                      347,000          15.99        4.00           5.13          2010      1,511,612       3,229,147      392,110
                      351,724          16.20        4.25           4.25          2009        824,140       2,029,897        --
                      106,976           4.93        3.56           3.56          2009        209,965         517,153        --

Emanuel Kronitz       342,091          15.76        4.25           4.25          2010        914,342       2,317,121        --
                      165,000(3)        7.60       3.906          3.906          2010        405,316       1,027,151        --
                       75,659           3.49        3.56           3.56          2009        148,498         365,758        --

Baruch Sollish        110,000(4)        5.07       3.906          3.906          2010        270,211         684,767        --
                       30,000           1.38        4.00           5.13          2010        130,687         279,177       33,900
                       40,000           1.84        0.01           5.13          2010        333,849         531,836      204,800
                      127,244           5.86        4.25           4.25          2009        298,151         734,360        --
                       74,806            3.4        3.56           3.56          2009        146,824         333,091        --

(1) Unless otherwise indicated, the options are currently exercisable.
(2) Potential realizable values are based on the fair market value per share on the date of the grant and represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The dollar amounts set forth in these columns are the result of calculations at the five percent and ten percent rates set by the Securities and Exchange Commission, and are not intended to forecast possible future appreciation, if any, of the Company's Common Stock price. The column labeled 0 percent is intended to reflect the value of the option on the date of the grant for those options with an exercise price per share below market price on the date of grant, representing the cash value of such grant on such date and not any actual cash proceeds. There can be no assurance that such potential realizable values will not be more or less than that indicated in the table above.
(3) Includes 137,500 shares of Common Stock issuable upon exercise of options issued under the Company's 2000 Equity Incentive Plan, which options are scheduled to vest over the next two and one-half years.
(4) Includes 91,666 shares of Common Stock issuable upon exercise of options issued under the Company's 2000 Equity Incentive Plan, which options are scheduled to vest over the next two and one-half years.


Aggregate Options Exercised in 2000 and 2000 Year End Option Values

                      Shares                  Number of Securities         Value of Unexercised
                     Acquired                Underlying Unexercised        In-the-Money Options
                        on         Value     Options at Fiscal Year       At Fiscal Year End ($)
                     Exercised   Realized          End (#)                    Exercisable/
Name                    (#)         ($)    Exercisable/Unexercisable        Unexercisable (1)
----                    ---         ---    -------------------------        -----------------
Marc D. Tokayer         --           --        631,700 / 339,000      1,815,073 / 1,011,492
Emanuel Kronitz         --           --        697,250 / 165,000       3,111,493 / 500,280
Baruch Sollish          --           --        382,050 / 130,000       1,569,067 / 472,080

---------------
(1) Based upon the difference between the exercise price of such options and the closing price of the Common Stock ($6.94) on December 29, 2000, as reported on the NASDAQ SmallCap Market.

Stock Option Plans

2000 Equity Incentive Plan

      The Board of Directors (the "Board") adopted the 2000 Equity Incentive Plan (hereinafter the "2000 Incentive Plan") in May 2000 and the Company's stockholders adopted such plan in July 2000. The 2000 Incentive Plan is designed to give the Board maximum flexibility in providing equity incentive compensation to key employees and consultants. For a complete description of the 2000 Incentive Plan, see "Proposal No.4, Amendment to the 2000 Incentive Plan".

      The aggregate number of shares of Common Stock available for issuance, subject to adjustment, under the 2000 Incentive Plan is 1,500,000. As of April 9, 2001, options for

1,499,400 shares of the Company's common stock have been issued and are outstanding under the 2000 Incentive Plan

1996 Incentive and Non-Qualified Stock Option Plan

      The Board adopted the 1996 Incentive and Non-Qualified Stock Option Plan (the "1996 Option Plan") in order to assist the Company in attracting, retaining and motivating qualified employees. The 1996 Option Plan provides for the grant to qualified employees (including officers and directors) of options to purchase shares of Common Stock. A total of 1,500,000 shares of Common Stock have been reserved for issuance upon exercise of stock options granted under the 1996 Option Plan. Upon approval in July 2000 by the Company's stockholders of the Company's 2000 Incentive Plan (discussed below), the Company discontinued use of the 1996 Option Plan. As of June 30, 2000, options for approximately 1,268,225 shares of the Company's common stock have been issued and are outstanding under the 1996 Option Plan.

      The 1996 Option Plan is administered by the Board. The Board had discretion to select the optionee and to establish the terms and conditions of each option, subject to the provisions of the 1996 Option Plan. Options granted under the 1996 Option Plan are non-qualified stock options or incentive stock options (an option which qualifies under Section 422 of the U.S. Internal Revenue Code) but in any case the exercise price of incentive stock options granted was not less than 100% of the fair market value of the Common Stock as of the date of grant (110% of the fair market value if the grant is an incentive stock option to an employee who owns more than 10% of the outstanding Common Stock). Options may not be exercised more than 10 years after the grant (five years if the grant is an incentive stock option to any employee who owns more than 10% of the outstanding Common Stock). The Board may, in its discretion (i) accelerate the date or dates on which all or any particular option or options granted under the 1996 Option Plan may be exercised, or (ii) extend the dates during which all, or any particular, option or options granted under the 1996 Option Plan may be exercised, provided, that no such extension will be permitted if it would cause the 1996 Option Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Except as otherwise determined by the Board at the date of the grant of the option, and subject to the provisions of the 1996 Option Plan, an optionee may exercise an option at any time within one year (or within such lesser period as may be specified in the applicable option agreement) following termination of the optionee's employment or other relationship with the Company if such termination was due to the death or disability (as defined) of the optionee but in no event later than the expiration date of the option. Except as otherwise determined by the Board at the date of the grant of an option, if the termination of the optionee's employment or other relationship is for any other reason the option will expire immediately upon such termination. Options granted under the 1996 Option Plan are not transferable and may be exercised only by the respective grantees during their lifetimes or by their heirs, executors or administrators in the event of death. Under the 1996 Option Plan, shares subject to canceled or terminated options are reserved for subsequently granted options. The number of options outstanding and the exercise price thereof are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends.

Non-Executive Directors' Stock Option Plan

      The Board adopted the 1998 Non-Executive Directors' Stock Option Plan (the "Directors' Plan") in July 1998 to provide an incentive for attracting and retaining the service on the Board of Directors of qualified individuals who are not otherwise employed by the Company or any subsidiary. For a complete description of the Directors' Plan, see "Proposal No. 5, Amendment to the 1998 Non-Executive Directors' Plan".

      The aggregate number of shares available for issuance, subject to adjustment, under the Directors' Plan is 25,000. As of April 9, 2001, options for 18,000 shares of the Company's Common Stock have been issued and are outstanding under the Directors' Plan.

      Compliance with Internal Revenue Code Section 162(m). Section 162(m) of the Internal Revenue Code disallows a Federal income tax deduction to a publicly held company for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. This limitation applies only to compensation which is not considered to be performance based. The options issued under the 1996 Option Plan and certain of the option grants under the 2000 Incentive Plan may not be deemed to qualify as performance based compensation and, accordingly, may be subject to the limitation of the deductibility of compensation expense. While the Company seeks to obtain maximum deductibility of compensation earned by an executive officer, the Company believes that its interests and those of the stockholders are best served by assuring the appropriate compensation arrangements are established to retain and incentivize executive officers.

Employment Agreements

      The Company's Israeli subsidiary and Marc Tokayer entered into an employment agreement in August 1994, pursuant to which Mr. Tokayer continues to be employed as its President. In February 2001, the employment agreement was amended to provide for a term ending in October 2003, whereupon the employment agreement will be automatically renewable from year to year unless either party gives notice of termination at least 90 days prior to the scheduled expiration date. Mr. Tokayer currently receives an annual salary of $250,000, subject to increase and the grant of a performance bonus in the Board's discretion. If Mr. Tokayer is terminated other than for engaging in willful misconduct or acts of bad faith or conviction of a felony or, if there is a change in control of the Company (as defined in the employment agreement) and Mr. Tokayer does not continue as President on terms and conditions substantially similar to those contained in his agreement, he will be entitled to receive the greater of the balance of the salary then due under the agreement through the scheduled expiration date or the equivalent of 12 months' salary.

      The Company signed an employment agreement with Emanuel Kronitz as of June 1999 which was restated as of October 1, 2000. Pursuant to such restatement, Mr. Kronitz continues to be employed as the Company's Chief Operating Officer and also as the Vice President of the Company's Israeli subsidiary. Each of the agreements with the Company and its Israeli subsidiary is for a term of three years ending in October 2003 and is automatically renewable for additional three year terms, unless terminated by either party upon 90 days prior notice. Mr. Kronitz currently receives a monthly salary of $20,833 plus benefits under the agreement with the Israeli subsidiary. Mr. Kronitz is not entitled to a salary under the agreement with the Company. Pursuant to a subsequent amendment in January 2001 of the agreement with the Israeli subsidiary, if Mr. Kronitz's employment is terminated other than for engaging in willful misconduct or acts of bad faith or conviction of a felony, he will be entitled to continue to receive the greater of his salary for the balance of the term of the agreement and an additional 12 months. If there is a change in control of the Company (as defined in the employment agreement) and Mr. Kronitz does not continue to be employed in a substantially similar position, Mr. Kronitz will be entitled to receive the greater of the balance of the salary then due under the agreement through the scheduled expiration date or the equivalent of 12 months' salary.

      The Company's Israeli subsidiary and Dr. Baruch Sollish signed an employment agreement in December 1994 which was amended in July 1998 and in February 2001, pursuant to which, Dr. Sollish is employed as Director of Product Research and Development of the Israeli subsidiary and is renewable for terms of three years, subject to termination by either party on not less than 60 days notice prior to the end of any term. The current term expires on December 1,

2001. Dr. Sollish currently receives an annual base salary of $213,000 subject to increase and the grant of a performance bonus in the board's discretion. If Dr. Sollish is terminated other than for engaging in willful misconduct or acts of bad faith or conviction of a felony or in the event of a change in control of the Company (as defined in the employment agreement) and Dr. Sollish does not continue to be employed in a substantially similar position, Dr. Sollish will be entitled to receive the greater of the balance of the salary then due under the agreement through the scheduled expiration date or the equivalent of 12 months' salary.

      Each of the executives with an agreement has agreed to certain customary confidentiality and non-compete provisions that prohibit him from competing with the Company for one year, or soliciting our employees for one year, following the termination of his employment.

Information Relating to an Executive Officer Who Is Not a Director Nominee

      Below is certain information relating to the current executive officer of the Company who is not also a member of the Board of Directors and is not a director nominee:

      Emanuel Kronitz, age 41, has been the Chief Operating Officer of the Company since June 1, 1999. From January through May 1999 he served as CEO of Smart Vending Solutions Inc., which developed a novel vending machine based on free access technology. From November 1997 through January 1999, he was president of Orgad Creations Ltd., an Israeli company engaged in the electroforming of gold jewelry. From January 1996 through November 1997, he was a Senior Investment Manager at Leumi & Co., Investment Bankers Ltd., an Israeli investment bank, where he was in charge of an investment portfolio of approximately 30 high-tech and industrial companies. Between January 1994 and December 1995, he was a Vice President of Business Development at the Elul Group, an Israeli high-tech marketing and investment company, where he was primarily responsible for identifying and negotiating new business ventures. He received an LLB from Bar Ilan University, Tel Aviv in 1983 and an MBA from York University in Toronto in 1988.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In June and August 2000, the Company issued to Mr. Gershon Tokayer, the Company's sales manager and the brother of Mr. Marc Tokayer, options under the Company's 1996 Option and the 2000 Incentive Plan to purchase, respectively, 43,159 shares at an exercise price per share of $3.56 and 78,341 shares at an exercise price per share of $4.25. The options with respect to these shares vested in full on October 2000 upon the listing of the Company's common stock on the NASDAQ SmallCap Market. In October 2000, the Company issued to Gershon Tokayer under 2000 Incentive Plan options for an additional 110,000 shares at an exercise price per share of $3.91, such options to vest quarterly over three years.

      In July 2000, the Company issued to Mr. Christopher Illick, one of the Company's independent directors, options under the Directors' Plan to purchase up to 8,000 shares of Common Stock, to vest over two years from the date of issuance, at a per share exercise price of $5.72.

      In May 2000, the Company issued to each of Messrs. Braunold and Fine, independent directors of the Company, options under the Directors' Plan to purchase up to 5,000 shares of Common Stock, to vest over two years from the date of issuance, at a per share exercise price of $4.00.

      In February 2000, the Company issued to Dimensional Partners Ltd. ("Dimensional") 720,000 shares of Common Stock and Class A Warrants to purchase 360,000 shares of Common Stock and undertook to issue, at the time of the exercise of the Class A Warrants, Class B Warrants to purchase an additional 180,000 shares of Common Stock. The issuance to Dimensional was part of a private placement of 1,800,000 shares of Common Stock and 900,000 Class A Warrants for an aggregate purchase price of $10 million that was completed in February 2000. The Class A Warrants are exercisable for a period of five years at an exercise price of $8.84 per share and upon exercise, the Company will issue Class B Warrants for an additional 450,000 shares. The Class B Warrants are exercisable for a period of three years from the date of issuance at an exercise price of $21.22. Under certain circumstances the Class A and Class B Warrants may be redeemed.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act, requires officers and directors of the Company and persons who own more than ten percent of the Common Stock, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of Common Stock with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all such forms they file.

      Based solely on review of the copies of such forms received by the Company with respect to 2000, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its directors and officers and persons who own more than 10% of a registered class of the Company's equity securities have been complied with except that the Company believes that (i) each of Michael Braunold, Michael Fine and Christopher Illick failed to timely file a Form 3 in connection with their appointment as directors, which forms were filed late and (ii) each of Marc Tokayer, Emanuel Kronitz and Baruch Sollish did not report his respective option grant in October 2000 on a timely filed Form 5 report but expects to report the grant on a late Form 5 filing.

                                PERFORMANCE GRAPH

      The following graph compares, for the period that the Company's common stock has been registered under Section 12 of the Securities Exchange Act of 1934 (which commenced on February 6, 1997) through December 31, 2000, the cumulative stockholder return for the Company, the Russell 2000 Index ("Russell 2000 Index") and the Russell 2000-Technology Index ("Russell 2000-Technology Index"). The Russell 2000 Index is comprised of the 2,000 publicly traded companies with market capitalizations ranked immediately below the 1,000 companies with the highest market capitalizations. The Russell 2000-Technology Index is comprised of the 2000 publicly traded companies in the high-technology industry with market capitalizations ranked immediately below the 1,000 companies in the high-technology industry with the highest market capitalizations. The graph assumes that $100 was invested on February 6, 1997 in the Common Stock of the Company, the Russell 2000 and the Russell 2000-Technology Index, and further assumes no payment or reinvestment of dividends. Effective February 2, 2001, the Company's common stock commenced quotation on the Nasdaq National Market. From October 23, 2000 until February 2, 2001, the Company's Common Stock was quoted on the Nasdaq SmallCap Market. Prior to October 23, 2000, the Company's stock was quoted on the over-the-counter Bulletin Board market.

      The graph shall not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934.

                             Cumulative Total Return ($)
          Based Upon an Initial Investment of $100 on February 6, 1997

                      2/6/97     12/31/97     12/31/98    12/31/99   12/31/2000

The Company            100        57.90        11.20       60.00       69.30

Russell 2000 Index     100       119.57       115.45      138.10      132.30

Russell 2000-          100       101.19       113.30      232.28      138.30
Technology Index

                                 PROPOSAL NO. 1
                              Election of Directors

Information as to Nominees for Director

      The Board of Directors of the Company currently consists of five (5) members. The five persons named below have been nominated by the Board of Directors. If elected, each nominee will hold office until the next annual meeting of the stockholders, unless Proposal No. 3 (Classified Board of Directors) is approved and a classified board of directors is established. For further information regarding the establishment of a classified board of directors, see Proposal No. 3 below.

      It is the intention of the persons named in the accompanying proxy to vote FOR the election of the five persons named in the table below as directors of the Company, unless authority to do so is withheld. Proxies cannot be voted for a greater number of persons than the nominees named. If events not now known or anticipated make any of the nominees unwilling or unable to serve, the proxies will be voted (in the discretion of the holders of such proxies) for other nominees not named herein in lieu of those unwilling or unable to serve. The Board of Directors is not aware of any circumstances likely to cause any nominee to become unavailable for election.

      The following table sets forth the name, age and position of each Director nominee:

Name                            Age    Position
----                            ---    --------

Marc D. Tokayer .............   44     Chairman of the Board, CEO, President,
                                       Treasurer and Director

Baruch Sollish, Ph.D ........   55     Vice President-Research and Development,
                                       Chief Technology Officer of the Israeli
                                       Subsidiary and Director

Michael Fine ................   49     Director

Christopher Illick ..........   61     Director

Michael Braunold ............   41     Director

      Marc. D. Tokayer has been Chairman of the Board of Directors, President, and Treasurer of the Company since he founded the Company in July 1994 and has been Chief Executive Officer of the Company since January 1999. He has served as President and Chairman of the Board of Directors of the Company's Israeli subsidiary since its inception in December 1994.

      Baruch Sollish, Ph.D has been a director of the Company since December 1994 and has served as Vice President-Research and Development and Secretary of the Company since September 1996. From June 1987 through December 1994, Dr. Sollish founded and managed Peletronics Ltd., an Israel software company, engaged primarily in the field of smart cards and software design for personnel administration, municipal tax authorities and billing procedures at bank clearance centers. Dr. Sollish holds six United States patents in the fields of electro optics, ultrasound and electronics and has published and lectured extensively. Dr. Sollish received a Ph.D. in Electrical Engineering from Columbia University in 1973.

      Michael Fine has been a director of the Company since May 10, 2000. Since November 1992, Mr. Fine has been President of Fine Sound Productions, an independent music production firm. From April 1997 through May 1999, Mr. Fine worked at Deutsche Grammophon GmbH, where he served as Vice President, Artists and Repertoire, and was in charge of the music and recording program of one of the world's oldest record labels, having been founded in 1898. From September 1989 through April 1997, he was Vice-President of KOCH International LP and General Manager of KOCH International Classics. Koch International LP is a multi national music and media technology company and one of the world's largest independent distributors of recorded music. Mr. Fine is a Grammy Award winning producer.

      Christopher D. Illick has been a director of the Company since June 2000. Mr. Illick has been a Managing Director of Brean Murray & Co., a New York based investment bank since July 1997. Mr. Illick is also currently a general partner of Illick Brothers, a family real estate business, which he organized in 1965. From March 1995 through June 1997, Mr. Illick was a limited partner of the New York office of Oakes, Fitzwilliams & Co. (London), an investment bank specializing in emerging growth companies. From 1986 through 1992, Mr. Illick held various management positions in CG America Corporation, a privately held specialty reinsurance holding company. During his tenure with CG America, Mr. Illick held various strategic positions including, chief administrative officer, general counsel and director. Mr. Illick was responsible for administration, legal affairs and CG America's substantial portfolio of diversified and international investments. In 1968 Mr. Illick founded and became the president of Robert Fleming Holding Limited (London), a position he held for 15 years. He managed the U.S. business and was involved in identifying investment opportunities for Fleming's clients world-wide. Mr. Illick began his career at the law firm of Brown & Wood. He holds a B.A. from Trinity College and an LL.B. from the University of Virginia. He is admitted to the bar in the state of New York. Mr. Illick presently serves as a director of Shells Seafood Restaurants, Inc., the owner and operator of a chain of seafood restaurants, and USA Detergents, Inc., a manufacturer and marketer of laundry and household cleaning products.

      Michael Braunold has been a director of the Company since May 2000. Since March 2000, Mr. Braunold has been the Chief Executive Officer and Director of PLT Solutions, Inc., a company engaged in providing solutions for rapid data telecommunication utilizing electrical power-lines. Since March 1998, Mr. Braunold also has been Chief Executive Officer and Chairman of the Board of SPO Medical Equipment Ltd., an Israeli company that specializes in medical technology related to pulse oximetry techniques. Prior to this assignment, Mr. Braunold was Senior Director of Business Development at Scitex Corporation Ltd., a multinational corporation specializing in visual information communication. In such capacity, Mr. Braunold played a strategic role in managing a team of professionals assigned to M&A activities. During his 12-year tenure at Scitex, he held various positions within the worldwide organization including a period in the United States as Vice President of an American subsidiary of Scitex specializing in medical imaging. Mr. Braunold originates from the United Kingdom where he obtained a B.Sc. in Management Sciences and a Master of Business Administration from Imperial College Business School, London.

Board Committees and Meetings

      During the course of 2000, the Board held four meetings. Each incumbent director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (iii) the total number of meetings held by all committees of the Board on which each director served. All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. Each of the non-employee directors receives an annual cash payment of $5,000 for serving on the Board. None of the employee-directors receive any cash compensation for serving on the Board.

      The Company has two standing committees: the Audit Committee and the Compensation/Stock Option Committee.

      The Audit Committee was established in June 2000 and is responsible for reviewing the Company's financial procedures and controls, the general scope of the annual audit and the fees charged by the independent auditors. The Audit Committee Charter, which is attached as Appendix A, describes in greater detail the role and responsibilities of the Audit Committee. This committee held one meeting during the last fiscal year. The Audit Committee currently consists of Messrs. Fine, Illick and Braunold. The Company believes that each of the members of the Audit Committee is an independent director as defined by the Nasdaq Stock Market listing standards.

      The Compensation/Stock Option Committee was established in October 2000 and is responsible for reviewing the compensation arrangements in effect for the Company's executive officers and for administering the Company's 2000 Incentive Plan. This committee acted by unanimous written consent on one occasion during 2000. This committee currently consists of Messrs Fine and Braunold.

                      Report of the Compensation Committee

      The following report of the Compensation Committee is provided solely to the stockholders of the Company pursuant to the requirements of Schedule 14A promulgated under the Securities Exchange Act of 1934, and shall not be deemed to be "filed" with the Securities and Exchange Commission for the purpose of establishing statutory liability. This Report shall not be deemed to be incorporated by reference in any document previously or subsequently filed with the Securities and Exchange Commission that incorporates by reference all or any portion of this Proxy Statement

      The Compensation/Stock Option Committee of the Board of Directors (the "Compensation Committee") evaluates compensation levels of senior management and evaluates the various factors affecting compensation of the Company highest paid officers. The Compensation Committee believes that compensation to the Company's executive officers should be designed to encourage and reward management's efforts to further strengthen the Company's business and to create added value for stockholders. Such a compensation program helps to achieve the Company's business and financial objectives and also provides incentives needed to attract and retain well-qualified executives. The Company operates in a competitive marketplace and needs to attract and retain highly qualified senior management and executive personnel in order for the Company to achieve its goals of continued growth. The Compensation Committee attributes a substantial portion of the Company's overall performance, as well as the individual contributions of the executive officers, to the executive officers' compensation

      The Compensation Committee believes that the chief executive officer's compensation should be heavily influenced by Company performance. Although Mr. Tokayer's existing agreement with the Company provides for a base level of salary which was established by the Board before the Compensation Committee was established, the Compensation Committee will determine the appropriate level of bonuses and increases, if any, based in large part on Company performance. The Compensation Committee also considers the salaries of chief executive officers of comparably-sized companies and their performance. Stock options will be granted to the chief Executive Officer, as to other executives, primarily based on the executive's ability to influence the Company's long-term growth.

      The Compensation Committee has similar policies with respect to compensation of other officers of the Company. While the base salaries of these individuals was fixed before the Compensation Committee was established, the Compensation Committee believes that these base salaries are within the range of salaries for persons holding positions of similar responsibility at other companies. In addition, the Compensation Committee intends to consider factors such as relative Company performance, the executive's past performance and future potential in establishing the base salaries of executive officers.

      As with the chief executive officers, the number of stock options granted to the other officers is determined by the subjective evaluation of the executive's ability to influence the Company's long-term growth. Except for certain options granted to Mr. Marc Tokayer, the Chief Executive Officer, and Dr. Baruch Sollish, the Company's Vice-President for Research & Development, all options granted in 2000 were granted at an exercise price at no less than the current market price. The Compensation Committee views stock options as an important component of its long-term, performance-based compensation philosophy. The Compensation Committee will endeavor, to the extent that it deems consistent with the best interests of the Company and its stockholders, to cause the awards of any options under the 2000 Incentive Plan to comply with the requirements of
Section 162(m) of the Internal Revenue Code.

      None of the members of the Compensation Committee was employed by the Company or any of its subsidiaries.

      April 10, 2001

      Compensation Committee

      Michael Fine
      Michael Braunold

                          Report of the Audit Committee

      The Audit Committee of the Board of Directors of the Company (the "Audit Committee") is responsible for the Company's financial statements included in the Company's annual report for the year 2000. In furtherance thereof, the Audit Committee discussed with the Company's independent auditors for the fiscal year 2000 those matters communicated to and discussed with the Audit Committee under applicable auditing standards, including information regarding the scope and results of the audit. These recommendations and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. The Audit Committee was provided by the auditors the written disclosures required by ISB No. 1 and discussed the auditor's independence with the auditors. In this regard, the Audit Committee considered the amount of fees paid by the Company to auditors for the audit of the year-end financial statements and the review of the interim financial statements filed with each quarterly report on Form 10-Q. This discussion informed the Audit Committee of the auditor's independence, and assisted the Audit Committee in evaluating such independence. Finally, the audit committee reviewed and discussed with the Company's management and such auditor, the audited financial statements for the year ended December 31, 2000.

      Based on the discussions with the auditor concerning the audit, the independence discussions and the financial statement review, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's 2000 Annual Report on Form 10-K.

Dated: April 9, 2001

Audit Committee

Michael Fine
Christopher Illick
Michael Braunold

Board Recommendation

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF ALL OF THE NOMINEES TO THE BOARD OF DIRECTORS.

                                 PROPOSAL NO. 2
   Amendment of the Certificate of Incorporation Regarding Adoption of Bylaws

      The Company's current bylaws (the "Bylaws") were adopted by the Company's stockholders in 1998. Although the Bylaws permit the directors to amend, adopt or repeal the Bylaws without stockholder approval, under Delaware law the conferring of such authority on the directors of a corporation is ineffective unless such a provision is contained in the corporation's certificate of incorporation. Therefore, in order to effectuate the will of the Stockholders as evidenced by their vote in 1998 approving the Bylaws, the Board of Directors, by resolution adopted on April 1, 2001, unanimously approved and recommended for approval by the Stockholders an amendment to its certificate of incorporation to add a new Article 8, as set forth in Appendix B (the "Bylaw Amendment"). Approval of the Bylaw Amendment will enable the Company to modify, amend, adopt or repeal the Bylaws without the necessity of a cumbersome and expensive stockholder vote.

      The adoption of this amendment will permit the Board, without stockholder approval or consent, to adopt bylaw provisions, such as notice provisions for stockholder proposals and director nominations, which may have the effect of hindering a change in control of the Board or otherwise have an anti-takeover effect.

      At the Annual Meeting, the Stockholders will be asked to approve the Bylaw Amendment. If the Bylaw Amendment is approved by the Stockholders at the Annual Meeting, the Company intends to file it with the Secretary of State of the State of Delaware as soon as reasonably practicable after such approval and it will become effective upon filing.

Board Recommendation

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE BYLAW AMENDMENT.

                                 PROPOSAL NO. 3

      Amendment of Certificate of Incorporation Regarding Classified Board of Directors

General

      The Board of Directors currently consists of members who are selected to one-year terms at each annual meeting of the Stockholders. The Board of Directors, by resolution adopted on April 1, 2001, unanimously approved and recommended for approval by the Stockholders an amendment to its Certificate of Incorporation that would establish a classified board of directors.

      A classified board is one in which a group or class of directors is elected on a rotating basis each year. This method of electing directors makes changes in the composition of the board of directors lengthier, which consequently would make a change in control of a corporation a lengthier and more difficult process. Under the classified board provisions, the Board of Directors would be divided into three classes, namely, Class I, Class II and III, with the number of directors in each class to be as nearly equal as possible, and with each class to be elected for a three-year term on a staggered basis. Following the implementation of the classified board provisions, all directors in Class I would initially serve a one-year term and would be eligible for re-election for a full three year term at the annual meeting of the Stockholders to be held in 2002; all directors in Class II would initially serve a two-year term and would be eligible for re-election for a full three-year term at the annual meeting of the Stockholders in 2003; and all directors in Class III would initially serve a three-year term and would be eligible for another three-year term at the annual meeting of the Stockholders in 2004 or, in each case, until their successors are duly elected and qualified or until their earlier resignation, removal from office or death. As a result, only one class of directors will be elected at each annual meeting of the Stockholders, with the remaining classes continuing their respective terms until their successors are duly elected and qualified or until earlier resignation, removal from office or death. Vacancies and newly created directorships resulting from any increase in the number of authorized directors may be filled by a majority vote of the directors then remaining in office. It is intended that any person appointed by Board to fill a vacancy will serve until the class of directors to which he is appointed is next up for election. The directors, who are nominated for election under Proposal One, will be divided into three classes as follows:

          Class I, serving until 2002- Michael Fine and Michael Braunold Class II, serving until 2003- Baruch Sollish and Christopher Illick Class III, serving until 2004- Marc D. Tokayer

      By approving Proposal No. 3, Stockholders will be approving the classified board provisions, the election of the same directors who are nominated for election to the Board of Directors of the company under Proposal One, and the initial classification of those directors as set forth above.

Classified Board

      The Board of Directors believes that dividing the directors into three classes is advantageous to the Company and its Stockholders because by providing that directors will serve three-year terms rather than one-year terms, the likelihood of continuity and stability in the policies formulated by the Board of Directors will be enhanced. Although the Board of Directors is not aware of any problems experienced by the Company in the past with respect to such continuity and stability, the Board of Directors believes that a classified board could decrease the likelihood of such problems arising in the future. In addition, the Board of Directors believes that a classified Board of Directors will assist the Company in attracting and retaining qualified persons to serve as members of the Board of Directors.

      The Board of Directors also believes that a classified board would, if adopted, reduce the possibility that a third party could effect an unsolicited change in control of the Board of Directors. A classified board would likely allow the Board of Directors and management, if confronted by a proposal from a third party who has acquired a block of the Company's Common Stock, sufficient time to review the proposal and appropriate alternatives to the proposal and to attempt to negotiate a better transaction, if possible, for the Stockholders. The Board of Directors believes that if a potential acquiror were to purchase a significant or controlling interest in the Company, such potential acquiror's ability to remove the Company's directors and obtain control of the Board of Directors and thereby remove the Company's management would severely curtail the Company's ability to negotiate effectively with such potential acquiror. The threat of obtaining control of the board may deprive the Board of Directors of the time and information necessary to evaluate the proposal, to study alternative proposals and to help ensure that the best price is obtained in any transaction involving the Company which may ultimately be undertaken. However, since the creation of a classified board will increase the amount of time required for a takeover bidder to obtain control of the Company without the cooperation of the Board of Directors, the existence of a classified board could tend to discourage certain tender offers which Stockholders might feel would be in their best interests. Because tender offers for control usually involve a purchase price higher than the current market price, the creation of a classified board could also discourage open market purchases by a potential takeover bidder. Such tender offers or open market purchases could increase the market price of the Company's Common Stock, enabling Stockholders to sell their shares at a price higher than that which otherwise would prevail. In addition, the creation of a classified board could make the Company's Common Stock less attractive to persons who invest in securities in anticipation of an increase in price if a takeover attempt develops.

      Since these provisions will make the removal of a director more difficult, it will increase the directors' security in their positions and, since the Board of Directors has the power to retain and discharge management, would tend to perpetuate incumbent management. In addition, the additional time required to change control of the Board of Directors makes it more difficult for Stockholders to change the composition of the Board of Directors even if they believe such a change desirable.

      If the Stockholders approve these classified board provisions as proposed, the Company would file a Certificate of Amendment to the Certificate with the Delaware Secretary of State incorporating the provisions set forth in Appendix C.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL TO AMEND THE CERTIFICATE OF INCORPORATION AND TO ADOPT THE PROVISIONS RELATING TO A CLASSIFIED BOARD OF DIRECTORS.

                                 PROPOSAL NO. 4
                   Amendment to the 2000 Equity Incentive Plan

      At the Annual Meeting, the Stockholders will be asked to approve an amendment to the Company's 2000 Equity Incentive Plan (the "2000 Incentive Plan") to increase by two million (2,000,000) the number of shares of the Company's Common Stock reserved for issuance under the 2000 Incentive Plan to a total of 3,500,000 shares of Common Stock. A summary of the principal terms of the 2000 Incentive Plan is set forth below.

      The Board of Directors believes that equity based awards are an important incentive for attracting, retaining and motivating employees and officers through the opportunity of equity participation in the Company. The Board of Directors further believes that such awards have been a key element in the Company's growth. The amendment to increase the number of shares of Common Stock under the 2000 Incentive Plan is intended to enable the Company to continue to have an adequate number of shares of Common Stock available for the grant of stock options to attract new employees, as well as retain current employees.

      Of the total of 1,500,000 shares of Common Stock reserved for issuance under the 2000 Incentive Plan, as of April 9, 2001, options for 1,499,400 shares of Common Stock have been issued under the 2000 Incentive Plan.

      Although the Company cannot currently determine the number of options that may be granted in the future to the executive officers of the Company, each of the executive officers of the Company has an interest in the approval of the amendment to the 2000 Incentive Plan in so far as they are eligible recipients of options under the plan.

Summary of the Terms of the 2000 Incentive Plan

      The summary of the 2000 Incentive Plan below is qualified in its entirety by the 2000 Incentive Plan attached hereto as Appendix D.

The 2000 Incentive Plan Administration

      The 2000 Incentive Plan is administered by the Board of Directors of the Company or, at the discretion of the Board, by a committee composed of at least two members of the Board. The Compensation Committee of the Board, established in October 2000, administers the 2000 Incentive Plan. Such committee, and the Board itself acting in its capacity as administrator of the 2000 Incentive Plan, is referred to herein as the "Committee." The Committee is authorized, among other things, to construe, interpret and implement the provisions of the 2000 Incentive Plan, to select the key employees to whom awards will be granted, to determine the terms and conditions of such awards and to make all other determinations deemed necessary or advisable for the administration of the 2000 Incentive Plan.

Shares Available

      If Proposal No. 4 is approved by the stockholders, the aggregate number of shares of Common Stock available for issuance, subject to adjustment as described below, under the 2000 Incentive Plan will be 3,500,000. Such shares may be authorized and unissued shares or treasury shares. Currently, there are issued and outstanding options for 1,499,400 shares of Common Stock under the 2000 Incentive Plan. If Proposal No. 4 is approved, shares reserved for issuance for grants under the 2000 Incentive Plan will represent approximately 20.2% of the Company's issued and outstanding Common Stock as of the Record Date. Together with the shares reserved for issuance under the 1996 Option Plan and Directors Plan (assuming Proposal No. 5 is approved), the shares reserved for issuance under these plans will represent 27.6% of the Company's outstanding Common Stock as of the Record Date. If all of the shares reserved for issuance under the foregoing plans are actually issued, such shares will represent 21.8% of the Company's then outstanding Common Stock. If any shares of Common Stock subject to an award are forfeited or an award is settled in cash or otherwise terminates for any reason whatsoever without an actual distribution of shares, the shares subject to such award will again be available for awards. If any Performance Units awarded under the 2000 Incentive Plan are forfeited or canceled, the Performance Units will again be available for awards. If the Committee determines that any stock dividend, recapitalization, split, reorganization, merger, consolidation, combination, repurchase, or other similar corporate transaction or event, affects the Common Stock or the book value of the Company such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants, then the Committee shall adjust any or all of (i) the number and kind of shares of Common Stock which may thereafter be issued in connection with awards, (ii) the number and kind of shares of Common Stock issuable in respect of outstanding awards,
(iii) the aggregate number and kind of shares of Common Stock available, (iv) the number of Performance Units which may thereafter be granted and the book value of the Company with respect to outstanding Performance Units, and (v) the exercise price, grant price, or purchase price relating to any award. If deemed appropriate, the Committee may also provide for cash payments relating to outstanding awards, provided, however, in each case that no adjustment shall be made which would cause the plan to violate Section 422(b)(1) of the Internal Revenue Code of 1986, as amended (the "Code") with respect to ISOs (defined below) or would adversely affect the status of a Performance-Based Award (defined below) as "performance based compensation" under Section 162(m) of the Code. The Committee may also adjust performance conditions and other terms of awards in response to unusual or nonrecurring events or to changes in applicable laws, regulations, or accounting principles, except to the extent that such adjustment would adversely affect the status of any outstanding Performance-Based Awards as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

Eligibility

      Persons eligible to participate in the 2000 Incentive Plan include all key employees and consultants of the Company and its subsidiaries, as determined by the Committee. While the specific individuals to whom awards will be made in the future cannot be determined at this time, it is anticipated that currently approximately six key employees presently are eligible for participation in the 2000 Incentive Plan.

Awards

      The 2000 Incentive Plan is designed to give the Committee the maximum flexibility in providing incentive compensation to key employees and consultants. The 2000 Incentive Plan provides for the grant of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, bonus stock, awards in lieu of cash obligations, other stock-based awards and Performance Units. The 2000 Incentive Plan also permits cash payments either as a separate award or as a supplement to a stock-based award, and for the income and employment taxes imposed on a participant in respect of any award.

Stock Options and Stock Appreciation Rights

      The Committee is authorized to grant stock options, including both incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the participant, and nonqualified stock options. The Committee can also grant stock appreciation rights ("SARs") entitling the participant to receive the excess of the fair market value of a share of Common Stock on the date of exercise over the grant price of the SAR. The exercise price per share of Common Stock subject to an option and the grant price of an SAR are determined by the Committee, provided that the exercise price of an ISO or SAR may not be less than the fair market value (110% of the fair market value in the case of an ISO granted to a 10% shareholder) of the Common Stock on the date of grant. However, the 2000 Incentive Plan also allows the Committee to grant an option, an SAR or other award allowing the purchase of Common Stock at an exercise price or grant price less than fair market value when it is granted in substitution for some other award or retroactively in tandem with an outstanding award. In those cases, the exercise or grant price may be the fair market value at that date, at the date of the earlier award or at that date reduced by the fair market value of the award required to be surrendered as a condition to the receipt of the substitute award. The terms of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs and relating to exercisability or following termination of employment will be fixed by the Committee. However, no ISO or SAR granted in tandem will have a term exceeding ten years (or shorter period applicable under Section 422 of the Code). Options may be exercised by payment of the exercise price in cash or in Common Stock, outstanding awards or other property (including notes or obligations to make payment on a deferred basis, or through "cashless exercises") having a fair market value equal to the exercise price, as the Committee may determine from time to time. The Committee also determines the methods of exercise and settlement and certain other terms of the SARs.

Restricted Stock

      The 2000 Incentive Plan also authorizes the Committee to grant restricted stock. Restricted stock is an award of shares of Common Stock which may not be disposed of by participants and which may be forfeited in the event of certain terminations of employment or certain other events prior to the end of a restriction period established by the Committee. Such an award entitles the participant to all of the rights of a stockholder of the Company, including the right to vote the shares and the right to receive any dividends thereon, unless otherwise determined by the Committee.

Other Stock-based Awards, Bonus Stock and Awards in Lieu of Cash Obligations

      In order to enable the Company to respond to business and economic developments and trends in executive compensation practices, the 2000 Incentive Plan authorizes the Committee to grant awards that are denominated or payable in, or valued in whole or in part by reference to the value of, Common Stock. The Committee will determine the terms and conditions of such awards, including consideration to be paid to exercise awards in the nature of purchase rights, the period during which awards will be outstanding and forfeiture conditions and restrictions on awards. In addition, the Committee is authorized to grant shares as a bonus, free of restrictions, or to grant shares or other awards in lieu of Company obligations to pay cash or deliver other property under other plans or compensatory arrangements, subject to such terms as the Committee may specify.

Cash Payments

      The Committee may grant the right to receive cash payments whether as a separate award or as a supplement to any stock-based awards. Also, to encourage participants to retain awards payable in stock by providing a source of cash sufficient to pay the income and employment taxes imposed as a result of a payment pursuant to, or the exercise or vesting of, any award, the 2000 Incentive Plan authorizes the Committee to grant a Tax Bonus in respect of any award.

Performance Units

The Committee is also authorized to grant Performance Units. A Performance
Unit is a right to receive a payment in cash equal to the increase in the book value of the Company if specified performance goals during a specified time period are met. The Committee has the discretion to establish the performance goals and the performance periods relating to each Performance Unit. A performance goal is a goal expressed in terms of growth in book value, earnings per share, return on equity or any other financial or other measurement selected by the Committee, in its discretion, and may relate to the operations of the Company as a whole or any subsidiary, division or department, and the performance periods may be of such length as the Committee may select. Neither the performance goals nor the performance periods ned be identical for all Performance Units awarded at any time or from time to time. Performance-based Awards

Performance-based awards

      The Committee may (but is not required to) grant awards pursuant to the 2000 Incentive Plan to a participant who, in the year of grant, may be among the Company's Chief Executive Officer and the four other most highly compensated executive officers ("Covered Employees"), which are intended to qualify as a Performance-Based Award. If the Committee grants an award as a Performance-Based Award, the right to receive payment of such award, other than stock options and SARs granted at not less than fair market value on the date of grant, will be conditional upon the achievement of performance goals established by the Committee in writing at the time such Performance-Based Award is granted. Such performance goals may vary from participant to participant and Performance-Based Award to Performance-Based Award. The goals will be based upon (i) the attainment of specific amounts of, or increases in, one or more of the following, any of which may be measured either in absolute terms or as compared to another company or companies: revenues, earnings, cash flow, net worth, book value, stockholder's equity, financial return ratios, market performance or total stockholder return, and/or (ii) the completion of certain business or capital transactions. Before any Performance-Based Award is paid, the Committee will certify in writing that the performance goals applicable to the Performance-Based Award were in fact satisfied.

Other Terms of Awards

      The maximum amount which may be granted as Performance-Based Awards to any participant in any calendar year shall not exceed (i) stock-based awards for 500,000 shares of Common Stock (whether payable in cash or stock), subject to adjustment as provided in the 2000 Incentive Plan, (ii) 500,000 Performance Units, (iii) a Tax Bonus payable with respect to the stock-based awards and Performance Units and (iv) cash payments (other than Tax Bonuses) of $1,000,000. The Committee has the discretion to grant an award to a participant who may be a Covered Employee which is not a Performance-Based Award.

      In the discretion of the Committee, awards may be settled in cash, Common Stock, other awards or other property. The Committee may require or permit participants to defer the distribution of all or part of an award in accordance with such terms and conditions as the Committee may establish, including payment of reasonable interest on any amounts deferred under the 2000 Incentive Plan. Awards granted under the 2000 Incentive Plan may not be pledged or otherwise encumbered. Generally, unless the Committee determines otherwise, awards are not transferable except by will or by the laws of descent and distribution, or (except in the case of an ISO) otherwise if permitted under Rule 16b-3 of the Exchange Act and by the Committee. The 2000 Incentive Plan grants the Committee broad discretion in the operation and administration of the 2000 Incentive Plan. This discretion includes the authority to make adjustments in the terms and conditions of, and the criteria included in performance conditions related to, any awards in recognition of unusual or nonrecurring events affecting the Company or in response to changes in applicable laws, regulations or accounting principles. However, no such adjustment may adversely affect the status of any outstanding award as a Performance-Based Award. The Committee can waive any condition applicable to any award, and may adjust any performance condition specified in connection with any award, if such adjustment is necessary, to take account of a change in the Company's strategy, performance of comparable companies or other circumstances. However no adjustment may adversely affect the status of any outstanding award as a Performance-Based Award. Awards under the 2000 Incentive Plan generally will be granted for no consideration other than services. The Committee may, however, grant awards alone, in addition to, in tandem with, or in substitution for, any other award under the 2000 Incentive Plan, other awards under other Company plans, or other rights to payment from the Company. Awards granted in addition to or in tandem with other awards may be granted either at the same time or at different times. If an award is granted in substitution for another award, the participant must surrender such other award in consideration for the grant of the new award.

Change of Control

      In the event of a change of control of the Company, all awards granted under the 2000 Incentive Plan (including Performance-Based Awards) that are outstanding and not yet vested or exercisable or which are subject to restrictions, will become immediately 100% vested in each participant or will be free of any restrictions, and will be exercisable for the remaining duration of the award. All awards that are exercisable as of the effective date of the change of control will remain exercisable for the remaining duration of the award. Under the 2000 Incentive Plan, a change of control occurs upon any of the following events: (i) the acquisition, in one or more transactions, of beneficial ownership by any person or group, (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a subsidiary), of any securities of the Company such that, as a result of such acquisition, such person or group, either (A) beneficially owns, directly or indirectly, more than 50% of the Company's outstanding voting securities entitled to vote on a regular basis for a majority of the members of the Board or (B) otherwise has the ability to elect, directly or indirectly, a majority of the members of the Board; (ii) a change in the composition of the Board such that a majority of the members of the Board are not Continuing Directors (as defined in the 2000 Incentive Plan); or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company, in one or more transactions, of all or substantially all the Company's assets. The foregoing events will not be deemed to be a change of control if the transactions causing such change are approved in advance by the affirmative vote of at least a majority of the Continuing directors.

Amendment and Termination

      The 2000 Incentive Plan is of indefinite duration; continuing until all shares and performance units reserved therefore have been issued or until terminated by the Board. The Board may amend, alter, suspend, discontinue, or terminate the 2000 Incentive Plan or the

Committee's authority to grant awards thereunder without further stockholder approval or the consent of the participants, except stockholder approval must be obtained within one year after the effectiveness of such action if required by law or regulation or under the rules of the securities exchange on which the Common Stock is then quoted or listed or as otherwise required by Rule 16b-3 under the Exchange Act. Notwithstanding the foregoing, unless approved by the stockholders, no amendment will: (i) change the class of persons eligible to receive awards; (ii) materially increase the benefits accruing to participants under the 2000 Incentive Plan; or (iii) increase the number of shares of Common Stock subject to the 2000 Incentive Plan.

Certain Federal Income Tax Consequences to the Company and the Participant

      The following discussion is a brief summary of the principal United States Federal income tax consequences under current Federal income tax laws relating to awards under the 2000 Incentive Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences. A participant will not realize any income upon the award of an option (including any other stock-based award in the nature of a purchase right), an SAR or a Performance Unit, nor will the Company be entitled to any tax deduction. When a participant who has been granted an option which is not designated as an ISO exercises that option and receives Common Stock which is either "transferable" or not subject to a "substantial risk of forfeiture" under Section 83(c) of the Code, the participant will realize compensation income subject, in the case of an employee, to withholding taxes. The amount of that compensation income will equal the excess of the fair market value of the Common Stock (without regard to any restrictions) on the date of exercise of the option over its exercise price, and the Company will generally be entitled to a tax deduction in the same amount and at the same time as the compensation income is realized by the participant. The participant's tax basis for the Common Stock so acquired will equal the sum of the compensation income realized and the exercise price. Upon any subsequent sale or exchange of the Common Stock, the gain or loss will generally be taxed as a capital gain or loss and will be a long-term capital gain or loss if the Common Stock has been held for more than one year after the date of exercise.

      If a participant exercises an option which is designated as an ISO and the participant has been an employee of the Company or its subsidiaries throughout the period from the date of grant of the ISO until three months prior to its exercise, the participant will not realize any income upon the exercise of the ISO (although alternative minimum tax liability may result), and the Company will not be entitled to any tax deduction. If the participant sells or exchanges any of the shares acquired upon the exercise of the ISO more than one year after the transfer of the shares to the participant and more than two years after the date of grant of the ISO, any gain or loss (based upon the difference between the amount realized and the exercise price of the ISO) will be treated as long-term capital gain or loss to the participant. If such sale, exchange or other disposition takes place within two years of the grant of the ISO or within one year of the transfer of shares to the participant, the sale, exchange or other disposition will generally constitute a "disqualifying disposition" of such shares. In such event, to the extent that the gain realized on the disqualifying disposition does not exceed the difference between the fair market value of the shares at the time of exercise of the ISO over the exercise price, such amount will be treated as compensation income in the year of the disqualifying disposition, and the Company will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant. The balance of the gain, if any, will be treated as capital gain and will not result in any deduction by the Company.

      With respect to other awards (including an SAR or a Performance Unit) granted under the 2000 Incentive Plan that may be settled either in cash or in Common Stock or other property that is either transferable or not subject to a substantial risk of forfeiture under
Section 83(c) of the Code, the participant will realize compensation income (subject, in the case of employees) to withholding taxes) equal to the amount of cash or the fair market value of the Common Stock or other property received. The Company will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant.

      With respect to awards involving Common Stock or other property that is both nontransferable and subject to a substantial risk of forfeiture, unless an election is made under Section 83(b) of the Code, as described below, the participant will realize compensation income equal to the fair market value of the Common Stock or other property received at the first time the Common Stock or other property is either transferable or not subject to a substantial risk of forfeiture. The Company will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant. Even though Common Stock or other property may be nontransferable and subject to a substantial risk of forfeiture, a participant may elect (within 30 days of receipt of the Common Stock or other property) to include in gross income the fair market value (determined without regard to such restrictions) of such Common Stock or other property at the time received. In that event, the participant will not realize any income at the time the Common Stock or other property either becomes transferable or is not subject to a substantial risk of forfeiture, but if the participant subsequently forfeits such Common Stock or other property, the participant's loss would be limited only to the amount actually paid for the Common Stock or other property. While such Common Stock or other property remains nontransferable and subject to a substantial risk of forfeiture, any dividends or other income will be taxable as additional compensation income. Finally, special rules may apply with respect to participants subject to Section 16(b) of the Exchange Act.

      The Committee may condition the payment, exercise or vesting of any award on the payment of the withholding taxes and may provide that a portion of the Common Stock or other property to be distributed will be withheld (or previously acquired stock or other property surrendered by the participant) to satisfy such withholding and other tax obligations. Finally, amounts paid pursuant to an award which vests or becomes exercisable, or with respect to which restrictions lapse, upon a Change in Control may constitute a "parachute payment" under
Section 280G of the Code. To the extent any such payment constitutes an "excess parachute payment," the Company would not be entitled to deduct such payment and the participant would be subject to a 20 percent excise tax (in addition to regular income tax).

Section 162(m) Provisions

      The 2000 Incentive Plan was designed to permit the deduction by the Company of the compensation realized by certain officers in respect of long-term incentive compensation granted under the 2000 Incentive Plan which is intended by the Committee to qualify as "performance-based compensation" under Section 162(m) of the Code. Section 162(m) of the Code generally disallows a deduction to the Company for compensation paid in any year in excess of $1 million to any Covered Employee. Certain compensation, including compensation that meets the specified requirements for "performance-based compensation," is not subject to this deduction limit. Among the requirements for compensation to qualify as "performance-based compensation" is that the material terms pursuant to which the compensation is to be paid be disclosed to, and approved by, the stockholders of the Company in a separate vote prior to the payment. Accordingly, because the 2000 Incentive Plan has been approved by the Stockholders, the compensation payable pursuant to awards granted to officers who in the year of grant may be Covered Employees and which are intended by the Committee to qualify as "performance-based compensation" should not be subject to the deduction limit of Section 162(m) of the Code, provided the Plan continues to be administered by a Committee consisting solely of two or more "outside directors" and the other requirements of Section 162(m) of the Code are satisfied. Nonqualified stock options granted with an option price less than the fair market value at the time of grant will not qualify as performance-based compensation. Not withstanding the foregoing, the Committee may, in the exercise of its discretion, issue stock option grants that would be subject to the deductibility limit where it deems such issuance to be in the best interests of the Company and it's stockholders.

New Plan Benefits

      Because awards under the 2000 Incentive Plan are discretionary, the Company cannot currently determine the number of options that may be granted under the 2000 Equity Incentive Plan, as amended. In 2000, the following individuals and groups had been granted options under the 2000 Incentive Plan to purchase shares in the amounts indicated: Marc D. Tokayer (Chairman of the Board, Chief Executive Officer, President and Treasurer: 516,724 shares; Baruch Sollish, Ph.D (Vice President-Research and Development and Director): 237,244 shares; Emanuel Kronitz (Chief Operating Officer): 507,091 shares; all current executive officers as a group: 1,261,059 shares; all current non-executive officer directors as a group: 0 shares; and all employees, including officers other than executive officers, as a group: 188,341 shares.

Board Recommendation

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE 2000 EQUITY INCENTIVE PLAN.

                                 PROPOSAL NO. 5

         Amendment to the 1998 Non-Executive Directors Stock Option Plan

      At the Annual Meeting, stockholders will be asked to approve an amendment to the 1998 Non-Executive Director Stock Option Plan (the "Directors' Plan") to increase by 50,000 the number of shares of the Company's Common Stock reserved for issuance under the Directors' Plan to a total of 75,000 shares of Common Stock. A summary of the principal terms of the Directors' Plan is set forth below.

      Of the total 25,000 shares of Common Stock reserved for issuance under the Director's Plan, as of April 9,2001, options for 18,000 shares of Common Stock have been issued under the Directors' Plan.

      The Board believes that stock options are an important incentive for attracting and retaining on the Company's Board the service of individuals of stature who are not otherwise employed by the Company or any subsidiary.

Summary of the Directors' Plan

      The summary of the Directors' Plan below is qualified in its entirety by the Directors Plan attached hereto as Appendix E.

      The Directors' Plan is administered by the Board of Directors of the Company. The Board is authorized to construe, interpret and implement the provisions of the Directors' Plan, to select the non-employee directors to whom awards will be granted, to determine the amount, terms and conditions of such awards and to make all other determinations deemed necessary or advisable for the administration of the Directors' Plan. If Proposal No. 5 is approved by the stockholders, the aggregate number of shares of Common Stock available for issuance, subject to adjustment as described below, under the Directors' Plan will be increased from 25,000 shares to 75,000 shares. Such shares may be authorized and unissued shares or treasury shares. Currently, there are issued and outstanding options for 18,000 shares of Common Stock under the Directors' Plan. If any shares of Common Stock subject to an award are forfeited or an award is settled in cash or otherwise terminates for any reason whatsoever without an actual distribution of shares, the shares subject to such award will again be available for awards. Only non-employee directors may participate in the Directors' Plan.

      Under the Directors' Plan, the Board may issue only non-qualified options. Options expire five years from the date of grant. Upon termination of any director, the options expire within 2 months of such termination. The exercise price of the option will be the fair market value of the Common Stock on the date of the grant of the option. The number of options and prices at which they are exercisable are subject to adjustment in the case of certain transactions such as mergers, recapitalizations, stock splits or stock dividends.

      The Directors' Plan continues in effect through July 2008. The Board may amend, alter, suspend, discontinue, or terminate the Directors' Plan. Notwithstanding the foregoing, unless approved by the stockholders, no amendment will: (i) change the class of persons eligible to receive awards; (ii) materially change the benefits accruing to participants under the Directors' Plan; (iii) materially increase the maximum number of shares of Common Stock subject to the Directors' Plan; or (iv) extend the term of the plan.

Federal Tax Consequences

      Set forth below is a description of the federal income tax consequences under the Code, of the grant and exercise of the benefits awarded under the Directors' Plan. This description does not purport to be a complete description of the federal income tax aspects of the Directors' Plan. The summary does not include any discussion of state, local or foreign income tax consequences or the effect of gift, estate or inheritance taxes, any of which may be significant to a particular director eligible to receive options.

      Upon the exercise of an option granted under the Directors' Plan, an optionee will generally recognize compensation income equal to the difference between the exercise price of the stock option and the market value of the Common Stock on the exercise date. The Company will be entitled to a deduction in connection with the exercise of an option under the Directors' Plan at such time and to the extent that the optionee recognizes ordinary income. Any additional gain or any loss recognized on the subsequent disposition of the acquired shares will be a capital gain or loss, and will be a long-term gain or loss if the shares are held for more than one year.

      Section 162(m) of the Code, which generally disallows a tax deduction for compensation over $1,000,000 received by the Chief Executive Officer and certain other highly compensated employees ("covered employees"), should not apply to the Directors' Plan because employees of the Company are not eligible to participate in the Directors' Plan. If an option holder becomes a covered employee before exercising options granted under the Directors' Plan, compensation otherwise deductible upon exercise of such options may be subject to the deduction limitation of Section 162(m) of the Code unless another exception is available.

New Plan Benefits

      Because awards under the Directors' Plan are discretionary, the Company cannot currently determine the number of options that may be granted under the Directors' Plan, as amended. In 2000, the following individuals and groups had been granted options under the Directors' Plan to purchase shares in the amounts indicated: Michael Fine (Director): 5,000 shares; Christopher Illick (Director):
8,000 shares; Michael Braunold (Director): 5,000 shares; all current non-executive officer directors as a group: 18,000 shares. Only non-employee directors are eligible to receive options under the Directors' Plan.

Board Recommendation

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE AMENDMENT TO THE 1998 NON-EXECUTIVE DIRECTORS' STOCK OPTION PLAN.

                                 PROPOSAL NO. 6
                 Ratification of Independent Public Accountants

      The Board of Directors has appointed the firm of Brightman Almagor & Co. ("Brightman Almagor"), a member of Deloitte Touche Tohmatsu, as independent auditors to audit the Company's consolidated financial statements for the fiscal year ending December 31, 2001, subject to ratification by the Company's stockholders.

Audit Fees

      During 2000, Brightman Almagor billed the Company an aggregate of $34,000 for professional services rendered in connection with the audit of the Company's annual financial statements for the year ended December 31, 2000 and for the review of the quarterly financial statements included in the Company's quarterly report on Form 10Q.

Financial System Design and Implementation Fees

      Brightman Almagor did not bill the Company for professional services related to financial information systems design and implementation for the year ended December 31, 2000.

Other Fees

      Other than those fees described in the immediately preceding two paragraphs, Brightman Almagor did not bill the Company for professional services for the year ended December 31, 2000.

      It is not anticipated that a member of Brightman Almagor will be present at the stockholder meeting.

Board Recommendation

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE INDEPENDENT AUDITORS.

                                  OTHER MATTERS

      At the Annual Meeting, management does not intend to present any matters other than matters referred to herein, and as of this date management does not know of any matter that will be presented by other persons named in the attached proxy to vote thereon in accordance with their best judgment on such matters.

                              STOCKHOLDER PROPOSALS

      Under the rules of the SEC, proposals of stockholders intended to be presented at the 2001 Annual Meeting of Stockholders must be made in accordance with the By-laws of the Company and received by the Company, at its principal executive offices, for inclusion in the Company's proxy statement for that meeting, no later than December 25, 2001. The Company's Board of Directors will review any stockholder proposals that are filed as required and will determine whether such proposals meet applicable criteria for inclusion in its 2002 proxy statement.

                          ANNUAL AND QUARTERLY REPORTS

      Enclosed is the Company's Annual Report on Form 10-K/A for the fiscal year ended December 31, 2000, including audited financial statements. Such Annual Report on Form 10-K does not form any part of the material for the solicitation of proxies.

                             SOLICITATION OF PROXIES

      The Company will pay the cost of the solicitation of proxies. Solicitation of proxies may be made in person or by mail, telephone, or telecopy by directors, officers, and employees of the Company. The Company may also engage the services of others to solicit proxies in person or by telephone or telecopy. In addition, the Company may also request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such persons for the costs related to such services.

                             ---------------------

      It is important that your shares be represented at the Annual Meeting. If you are unable to be present in person, you are respectfully requested to sign the enclosed proxy and return it in the enclosed stamped and addressed envelope as promptly as possible.

                                            By Order of the Board of Directors


                                            Marc D. Tokayer
                                            Chairman of the Board

April 24, 2001

                             TTR TECHNOLOGIES, INC.

           PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE
                 COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 24, 2001

      The undersigned hereby constitutes and appoints EMANUEL KRONITZ and MARC
D. TOKAYER, and each of them, with full power of substitution, attorneys and proxies to represent and to vote all the shares of common stock, par value $.001 per share, of TTR TECHNOLOGIES, INC. (the "Company") that the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of the Company, to be held on May 24, 2001, and at any adjournment thereof, on the matters set forth on the reverse side and such other matters as may properly come before the meeting.

      1. ELECTION OF DIRECTORS. Nominees: MARC D. TOKAYER, DR. BARUCH SOLLISH, CHRISTOPHER ILLICK, MICHAEL FINE, and MICHAEL BRAUNOLD (Mark only one of the following boxes.)

                  |_| VOTE FOR all nominees listed above, except vote withheld as to the following nominees (if any): _________________

                  |_|   VOTE WITHHELD from all nominees.

      2. PROPOSAL TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO ENABLE THE BOARD TO AMEND, REVISE OR OTHERWISE MODIFY THE COMPANY'S BYLAWS WITHOUT STOCKHOLDER CONSENT.

                  |_| FOR           |_| AGAINST        |_| ABSTAIN

      3. PROPOSAL TO APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO ESTABLISH A CLASSIFIED BOARD OF DIRECTORS.

                  |_| FOR           |_| AGAINST        |_| ABSTAIN

      4. PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY'S 2000 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER FROM 1,500,000 TO 3,500,000 SHARES.

                  |_| FOR           |_| AGAINST        |_| ABSTAIN

      5. PROPOSAL TO APPROVE THE AMENDMENT TO THE COMPANY'S 1998 NON-EXECUTIVE DIRECTORS' PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER FROM 25,000 TO 75,000 SHARES.

                  |_| FOR           |_| AGAINST        |_| ABSTAIN

      6. PROPOSAL TO RATIFY THE APPOINTMENT OF BRIGHTMAN ALMAGOR & CO. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

                  |_| FOR           |_| AGAINST        |_| ABSTAIN

            In their discretion, upon any other business that may properly come before the meeting or any adjournment thereof.

                        (Continue and sign on other side)

                           (Continued from other side)

      This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election as directors of the nominees of the Board of Directors, FOR the proposal to approve the amendment to the Company's certificate of incorporation regarding the adoption, amendment, modification or revision of the bylaws, FOR the proposal to approve the amendment to the Company's certificate of incorporation to create a classified board of directors, FOR the proposal to approve the amendment to the Company's 2000 Equity Incentive Plan to increase the number of shares of Common Stock reserved for issuance from 1,500,000 to 3,500,000 shares, FOR the proposal to approve the amendment to the Company's Directors' Plan to increase the number of shares of Common Stock reserved for issuance from 25,000 to 75,000 shares, FOR the ratification of the appointment of Brightman Almagor & Co. as the Company's independent auditors for the fiscal year ending December 31, 2001 and in the discretion of the Proxies named herein on any other proposals to properly come before the Annual Meeting.

                  The undersigned acknowledges receipt of the accompanying Proxy Statement dated April 24, 2001.

                                        Dated: ___________________________, 2001

                                        ________________________________________

                                        ________________________________________
                                                  Signature of Shareholder(s)

                                        (When signing as attorney, trustee,
                                        executor, administrator, guardian,
                                        corporate officer, etc., please give
                                        full title. If more than one trustee,
                                        all should sign. Joint owners must each
                                        sign.)

                                        Please date and sign exactly as name
                                        appears above.

                                        I plan |_| I do not plan |_|
                                        to attend the Annual Meeting.

                                   Appendix A

                         CHARTER OF THE AUDIT COMMITTEE
                                     OF THE
                               BOARD OF DIRECTORS
                                       OF
                             TTR TECHNOLOGIES, INC.

I.    AUDIT COMMITTEE PURPOSE

The Audit Committee of the Board of Directors of TTR Technologies, Inc. (the "Company") has been appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

o Monitor the integrity of the Company's financial reporting process and systems of internal controls regarding finance, accounting and legal compliance.

o Monitor the independence and performance of the Company's independent auditors.

o Provide an avenue of communication among the Company's independent auditors, management, and the Board of Directors.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it shall have direct access to the Company's independent auditors and to any officer or employee of the Company. The Audit Committee has the authority to retain, at the Company's expense, legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

II.   AUDIT COMMITTEE COMPOSITION AND MEETINGS

All Audit Committee members shall meet the requirements of the National Association of Securities Dealers, Inc. (the "NASD") for membership on such a committee. The Audit Committee shall be comprised of two or more directors as determined by the Board of Directors, the majority of whom shall be independent directors within the meaning of the rules of the NASD, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Audit Committee shall have accounting or related financial management expertise.

Audit Committee members shall be appointed by the Board of Directors. If an audit committee Chair is not designated or present, the members of the Audit Committee may designate a Chair by majority vote of the Audit Committee membership.

The Audit Committee shall meet as frequently as circumstances dictate. The Audit Committee Chair shall prepare and/or approve an agenda in advance of each meeting. The Audit Committee shall consult privately with management, the independent auditors and as a committee to discuss any matters that the Audit Committee, management or the independent auditors believe should be discussed.

III.  AUDIT COMMITTEE RESPONSIBILITIES AND DUTIES

The Audit Committee shall:

Review Procedures

1. Review and reassess the adequacy of this Charter at least annually and submit this Charter to the Board of Directors for approval and publishing at least every three years in accordance with the regulations of the U.S. Securities and Exchange Commission.

2. Review the Company's annual audited financial statements, such review to include discussion with the Company's management and independent auditors of significant issues regarding accounting principles, practices and judgments.

3. In consultation with the Company's management and the independent auditors, consider the integrity of the Company's financial reporting processes and controls; discuss significant financial risk exposures and the steps the Company's management has taken to monitor, control and report such exposures; and review significant findings prepared by the Company's independent auditors, together with management's responses thereto, including the status of previous recommendations.

Independent Auditors

4. Review the independence, and performance of the Company's independent auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of independent auditors when circumstances warrant.

5. Approve the fees and other significant compensation to be paid to the Company's independent auditors.

6. On an annual basis, review and discuss with the Company's independent auditors all significant relationships they have with the Company that could impair the auditors' independence.

7. Review the audit plan of the Company's independent auditors; discuss the scope, staffing, locations, reliance upon management and internal audit and general audit approach.

8. Discuss the results of the year-end audit with the independent auditors; discuss those matters required to be communicated to audit committees in accordance with the American Institute of Certified Public Accountants A Statement of Auditing Standards No. 61.

9. Consider the Company's independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

Legal Compliance

10. As the Audit Committee deems necessary or appropriate, review with the Company's counsel any legal matters that could have a significant impact on the organization's financial statements, the Company's compliance with applicable laws and regulations and any inquiries received from regulators or governmental agencies.

Other Audit Committee Responsibilities

11. Annually prepare a report to shareholders as required by the Securities and Exchange Commission, such report to be included in the Company's annual proxy statement.

12. Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

13. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                                   Appendix B

   Proposed Amendment to the Company's Certificate of Incorporation Regarding
             Amendments, Revisions and Modifications to the Bylaws

      A new Paragraph 8 is hereby added to the Certificate of Incorporation to read as follows:

      "In addition to the right of the stockholders of the corporation to make, alter, amend, change, add to or repeal the By-laws of the corporation, the Board of Directors by resolution shall have the power (without the need for assent or vote of the stockholders) to make, alter, amend, change, add to or repeal the By-laws of the corporation."

                                   Appendix C

      Proposed Amendment to the Company's Certificate of Incorporation Regarding Creation of a Classified Board of Directors

      A new Paragraph 9 is hereby added to the certificate of Incorporation to read n its entirety as follows:

      "9. The Board of Directors of the corporation shall be divided into three classes, as nearly equal in number as possible. The initial term of office of the first class shall expire on the day of the first annual meeting of stockholders following the end of the 2001 fiscal year (the "2002 Annual Meeting"); and the initial term of office of the second class shall expire on the day of the annual meeting of stockholders next succeeding the 2002 Annual Meeting (the "2003 Annual Meeting"); and the initial term of office for the third class shall expire on the day of the annual meeting next succeeding the 2003 Annual Meeting. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election. Except as the Delaware General Corporation Law may otherwise require, any vacancies in the Board of Directors for any reason and newly created directorships, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified or until their earlier resignation, removal from office or death."

                                   Appendix D

                             TTR TECHNOLOGIES, INC.

                           2000 EQUITY INCENTIVE PLAN

Section 1. Purpose of the Plan

      The purpose of the TTR Technologies, Inc. 2000 Equity Incentive Plan (the "Plan") is to further the interests of TTR Technologies, Inc. (the "Company") and its shareholders by providing long-term performance incentives to those key employees and consultants of the Company and its Subsidiaries who are largely responsible for the management, growth and protection of the business of the Company and its Subsidiaries.

Section 2. Definitions

      For purposes of the Plan, the following terms shall be defined as set forth below:

      (a) "Award" means any Option, Performance Unit, SAR (including a Limited
SAR), Restricted Stock, Stock granted as a bonus or in lieu of other awards, other Stock-Based Award, Tax Bonus or other cash payments granted to a Participant under the Plan.

      (b) "Award Agreement" shall mean the written agreement, instrument or document evidencing an Award.

      (c) "Change of Control" means and includes each of the following: (i) the acquisition, in one or more transactions, of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) by any person or entity or any group of persons or entities who constitute a group (within the meaning of Section 13(d)(3) of the Exchange Act), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a Subsidiary, of any securities of the Company such that, as a result of such acquisition, such person, entity or group either (A) beneficially owns (within the meaning of Rule l3d-3 under the Exchange Act), directly or indirectly, more than 50% of the Company's outstanding voting securities entitled to vote on a regular basis for a majority of the members of the Board of Directors of the Company or (B) otherwise has the ability to elect, directly or indirectly, a majority of the members of the Board; (ii) a change in the composition of the Board of Directors of the Company such that a majority of the members of the Board of Directors of the Company are not Continuing Directors; or (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one or more transactions) all or substantially all of the Company's assets.

Notwithstanding the foregoing, the preceding events shall not be deemed to be a Change of Control if, prior to any transaction or transactions causing such change, a majority of the Continuing Directors shall have voted not to treat such transaction or transactions as resulting in a Change of Control.

      (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      (e) A "Continuing Director" means, as of any date of determination, any member of the Board of Directors of the Company who (i) was a member of such Board on the effective date of the Plan or (ii) was nominated for election or elected to such Board with the affirmative vote of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

      (f) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

      (g) "Fair Market Value" means, with respect to Stock, Awards, or other property, the fair market value of such Stock, Awards, or other property determined by such methods or procedures as shall be established from time to time by the Committee in good faith and in accordance with applicable law. Unless otherwise determined by the Committee, the Fair Market Value of Stock shall mean the mean of the high and low sales prices of Stock on the relevant date as reported on the stock exchange or market on which the Stock is primarily traded, or if no sale is made on such date, then the Fair Market Value is the weighted average of the mean of the high and low sales prices of the Stock on the next preceding day and the next succeeding day on which such sales were made, as reported on the stock exchange or market on which the Stock is primarily traded.

      (h) "ISO" means any Option designated as an incentive stock option within the meaning of Section 422 of the Code.

      (i) "Limited SAR" means an SAR exercisable only for cash upon a Change of Control or other event, as specified by the Committee.

      (j) "Option" means a right granted to a Participant pursuant to Section 6(b) to purchase Stock at a specified price during specified time periods. An Option may be either an ISO or a nonstatutory Option (an Option not designated as an ISO).

      (k) "Performance Unit" means a right granted to a Participant pursuant to
Section 6(c) to receive a payment in cash equal to the increase in the book value of the Company during specified time periods if specified performance goals are met.

      (l) "Restricted Stock" means Stock awarded to a Participant pursuant to
Section 6(d) that may be subject to certain restrictions and to a risk of forfeiture.

      (m) "Stock-Based Award" means a right that may be denominated or payable in, or valued in whole or in part by reference to the market value of, Stock, including, but not limited to, any Option, SAR (including a Limited SAR), Restricted Stock, Stock granted as a bonus or Awards in lieu of cash obligations.

      (n) "SAR" or "Stock Appreciation Right" means the right granted to a Participant pursuant to Section 6(e) to be paid an amount measured by the appreciation in the Fair Market Value of Stock from the date of grant to the date of exercise of the right, with payment to be made in cash, Stock or as specified in the Award, as determined by the Committee.

      (o) "Subsidiary" shall mean any corporation, partnership, joint venture or other business entity of which 50% or more of the outstanding voting power is beneficially owned, directly or indirectly, by the Company.

      (p) "Tax Bonus" means a payment in cash in the year in which an amount is included in the gross income of a Participant in respect of an Award of an amount equal to the federal, foreign, if any, and applicable state and local income and employment tax liabilities payable by the Participant as a result of
(i) the amount included in gross income in respect of the Award and (ii) the payment of the amount in clause (i) and the amount in this clause (ii). For purposes of determining the amount to be paid to the Participant pursuant to the preceding sentence, the Participant shall be deemed to pay federal, foreign, if any, and state and local income taxes at the highest marginal rate of tax imposed upon ordinary income for the year in which an amount in respect of the Award is included in gross income, after giving effect to any deductions therefrom or credits available with respect to the payment of any such taxes.

Section 3. Administration of the Plan

      The Plan shall be administered by shall be administered by the Board of Directors of the Company or, at the discretion of the Board, by a committee composed of at least two members of the Board. Any such committee designated by the Board, and the Board itself acting in its capacity as administrator of the Equity Incentive Plan, is referred to herein as the "Committee." After any such designation, no member of the Committee while serving as such shall be eligible for participation in the Plan. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, employees, Participants, persons claiming rights from or through Participants and stockholders of the Company.

      Subject to the provisions of the Plan, the Committee shall have full and final authority in its discretion (a) to select the key employees and consultants who will receive Awards pursuant to the Plan ("Participants"), (b) to determine the type or types of Awards to be granted to each Participant, (c) to determine the number of shares of Stock to which an Award will relate, the terms and conditions of any Award granted under the Plan (including, but not limited to, restrictions as to transferability or forfeiture, exercisability or settlement of an Award and waivers or accelerations thereof, and waivers of or modifications to performance conditions relating to an Award, based in each case on such considerations as the Committee shall determine) and all other matters to be determined in connection with an Award; (d) to determine whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards or other property, or an Award may be canceled, forfeited, or surrendered; (e) to determine whether, and to certify that, performance goals to which the settlement of an Award is subject are satisfied; (f) to correct any defect or supply any omission or reconcile any inconsistency in the Plan, and to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan; and (g) to make all other determinations as it may deem necessary or advisable for the administration of the Plan. The Committee may delegate to officers or managers of the Company or any Subsidiary or to unaffiliated service providers the authority, subject to such terms as the Committee shall determine, to perform administrative functions and to perform such other functions as the Committee may determine, to the extent permitted under Rule 16b-3, Section 162(m) of the Code and applicable law.

Section 4. Participation in the Plan

      Participants in the Plan shall be selected by the Committee from among the key employees and consultants of the Company and its Subsidiaries, provided, however, that only key employees shall be eligible to receive ISOs under the Plan.

Section 5. Plan Limitations; Shares Subject to the Plan

      (a) Subject to the provisions of Section 8(a) hereof, the aggregate number of shares of common stock, $.001 par value, of the Company (the "Stock") available for issuance as Awards under the Plan shall not exceed 3,500,000 shares.

      (b) Subject to the provisions of Section 8(a) hereof, the aggregate number of Performance Units which may be awarded under the Plan shall not exceed 350,000. If any Performance Units awarded under the Plan shall be forfeited or canceled, such Performance Units shall thereafter be available for award under the Plan.

      No Award may be granted if the number of shares to which such Award relates, when added to the number of shares previously issued under the Plan and the number of shares which may then be acquired pursuant to other outstanding, unexercised Awards, exceeds the number of shares available for issuance pursuant to the Plan. If any shares subject to an Award are forfeited or such Award is settled in cash or otherwise terminates for any reason whatsoever without an actual distribution of shares to the Participant, any shares counted against the number of shares available for issuance pursuant to the Plan with respect to such Award shall, to the extent of any such forfeiture, settlement, or termination, again be available for Awards under the Plan; provided, however, that the Committee may adopt procedures for the counting of shares relating to any Award to ensure appropriate counting, avoid double counting, and provide for adjustments in any case in which the number of shares actually distributed differs from the number of shares previously counted in connection with such Award.

Section 6. Awards

      (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 8(a)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant; provided, however, that the Committee shall retain full power to accelerate or waive any such additional term or condition as it may have previously imposed. All Awards shall be evidenced by an Award Agreement.

      (b) Options. The Committee may grant Options to Participants on the following terms and conditions:

      (i) Exercise Price. The exercise price of each Option shall be determined by the Committee at the time the Option is granted, but (except as provided in Section 7(a)) the exercise price of any ISO shall not be less than the Fair Market Value (110% of the Fair Market Value in the case of a 10% shareholder, within the meaning of Section 422(c)(5) of the Code) of the shares covered thereby at the time the Option is granted.

      (ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, whether the exercise price shall be paid in cash or by the surrender at Fair Market Value of Stock, or by any combination of cash and shares of Stock, including, without limitation, cash, Stock, other Awards, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis, such as through "cashless exercise" arrangements, to the extent permitted by applicable law), and the methods by which Stock will be delivered or deemed to be delivered to Participants.

      (iii) Incentive Stock Options. The terms of any Option granted under the Plan as an ISO shall comply in all respects with the provisions of Section 422 of the Code, including, but not limited to, the requirement that no ISO shall be granted more than ten years after the effective date of the Plan.

      (c) Performance Units. The Committee is authorized to grant Performance Units to Participants on the following terms and conditions:

      (i) Performance Criteria and Period. At the time it makes an award of Performance Units, the Committee shall establish both the performance goal or goals and the performance period or periods applicable to the Performance Units so awarded. A performance goal shall be a goal, expressed in terms of growth in book value, earnings per share, return on equity or any other financial or other measurement deemed appropriate by the Committee, or may relate to the results of operations or other measurable progress of either the Company as a whole or the Participant's Subsidiary, division or department. The performance period will be the period of time over which one or more of the performance goals must be achieved, which may be of such length as the Committee, in its discretion, shall select. Neither the performance goals nor the performance periods need be identical for all Performance Units awarded at any time or from time to time. The Committee shall have the authority, in its discretion, to accelerate the time at which any performance period will expire or waive or modify the performance goals of any Participant or Participants. The Committee may also make such adjustments, to the extent it deems appropriate, to the performance goals for any Performance Units awarded to compensate for, or to reflect, any material changes which may have occurred in accounting practices, tax laws, other laws or regulations, the financial structure of the Company, acquisitions or dispositions of business or Subsidiaries or any unusual circumstances outside of management's control which, in the sole judgment of the Committee, alters or affects the computation of such performance goals or the performance of the Company or any relevant Subsidiary, division or department.

      (ii) Value of Performance Units. The value of each Performance Unit at any time shall equal the book value per share of the Company's Stock, as such value appears on the consolidated balance sheet of the Company as of the end of the fiscal quarter immediately preceding the date of valuation.

      (d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

      (i) Restricted Period. Restricted Stock awarded to a Participant shall be subject to such restrictions on transferability and other restrictions for such periods as shall be established by the Committee, in its discretion, at the time of such Award, which restrictions may lapse separately or in combination at such times, under such circumstances, or otherwise, as the Committee may determine.

      (ii) Forfeiture. Restricted Stock shall be forfeitable to the Company upon termination of employment during the applicable restricted periods. The Committee, in its discretion, whether in an Award Agreement or anytime after an Award is made, may accelerate the time at which restrictions or forfeiture conditions will lapse or remove any such restrictions, including upon death, disability or retirement, whenever the Committee determines that such action is in the best interests of the Company.

      (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, such certificates may bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

      (iv) Rights as a Shareholder. Subject to the terms and conditions of the Award agreement, the Participant shall have all the rights of a stockholder with respect to shares of Restricted Stock awarded to him or her, including, without limitation, the right to vote such shares and the right to receive all dividends or other distributions made with respect to such shares. If any such dividends or distributions are paid in Stock, the Stock shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which the Stock has been distributed.

      (e) Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

      (i) Right to Payment. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over (B) the grant price of the SAR as determined by the Committee as of the date of grant of the SAR, which grant price (except as provided in Section 7(a)) shall not be less than the Fair Market Value of one share of Stock on the date of grant.

      (ii) Other Terms. The Committee shall determine the time or times at which an SAR may be exercised in whole or in part, the method of exercise, method of settlement, form of consideration payable in settlement, method by which Stock will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem with any other Award, and any other terms and conditions of any SAR. Limited SARs may be granted on such terms, not inconsistent with this Section 6(e), as the Committee may determine. Limited SARs may be either freestanding or in tandem with other Awards.

      (f) Bonus Stock and Awards in Lieu of Cash Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of Company or Subsidiary obligations to pay cash or deliver other property under other plans or compensatory arrangements; provided that, in the case of Participants subject to Section 16 of the Exchange Act, such cash amounts are determined under such other plans in a manner that complies with applicable requirements of Rule 16b-3 so that the acquisition of Stock or Awards hereunder shall be exempt from Section 16(b) liability. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Stock-Based Awards in addition to those provided in Sections 6(b) and (d) through (e) hereof, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(g) shall be purchased for such consideration and paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, or other property, as the Committee shall determine.

      (h) Cash Payments. The Committee is authorized, subject to limitations under applicable law, to grant to Participants Tax Bonuses and other cash payments, whether awarded separately or as a supplement to any Stock-Based Award. The Committee shall determine the terms and conditions of such Awards.

Section 7. Additional Provisions Applicable to Awards

      (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan or any award granted under any other plan of the Company or any Subsidiary, or any business entity acquired by the Company or any Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary. If an Award is granted in substitution for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. Awards granted in addition to, or in tandem with other Awards or awards may be granted either as of the same time as, or a different time from, the grant of such other Awards or awards. The per share exercise price of any Option, grant price of any SAR, or purchase price of any other Award conferring a right to purchase Stock:

      (i) granted in substitution for an outstanding Award or award, shall be not less than the lesser of (A) the Fair Market Value of a share of Stock at the date such substitute Award is granted or (B) such Fair Market Value at that date, reduced to reflect the Fair Market Value at that date of the Award or award required to be surrendered by the Participant as a condition to receipt of the substitute Award; or

      (ii) retroactively granted in tandem with an outstanding Award or award, shall not be less than the lesser of the Fair Market Value of a share of Stock at the date of grant of the later Award or at the date of grant of the earlier Award or award.

      (b) Exchange and Buy Out Provisions. The Committee may at any time offer to exchange or buy out any previously granted Award for a payment in cash, Stock, other Awards (subject to Section 7(a)), or other property based on such terms and conditions as the Committee shall determine and communicate to a Participant at the time that such offer is made.

      (c) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee.

      (d) Term of Awards. The term of each Award shall, except as provided herein, be for such period as may be determined by the Committee; provided, however, that in no event shall the term of any ISO, or any SAR granted in tandem therewith, exceed a period of ten years from the date of its grant (or such shorter period as may be applicable under Section 422 of the Code).

      (e) Form of Payment. Subject to the terms of the Plan and any applicable Award Agreement, payments or transfers to be made by the Company or a Subsidiary upon the grant or exercise of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards, or other property (and may be made in a single payment or transfer, in installments, or on a deferred basis), in each case determined in accordance with rules adopted by, and at the discretion of, the Committee. (Such payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installments or deferred payments.) The Committee, in its discretion, may accelerate any payment or transfer upon a change in control as defined by the Committee. The Committee may also authorize payment upon the exercise of an Option by net issuance or other cashless exercise methods.

      (f) Loan Provisions. With the consent of the Committee, and subject at all times to laws and regulations and other binding obligations or provisions applicable to the Company, the Company may make, guarantee, or arrange for a loan or loans to a Participant with respect to the exercise of any Option or other payment in connection with any Award, including the payment by a Participant of any or all federal, state, or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms, and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, whether the loan or loans are to be with or without recourse against the borrower, the terms on which the loan is to be repaid and the conditions, if any, under which the loan or loans may be forgiven.

      (g) Awards to Comply with Section 162(m). The Committee may (but is not required to) grant an Award pursuant to the Plan to a Participant who, in the year of grant, may be a "covered employee," within the meaning of Section 162(m) of the Code, which is intended to qualify as "performance-based compensation" under Section 162(m) of the Code (a "Performance-Based Award"). The right to receive a Performance-Based Award, other than Options and SARs granted at not less than Fair Market Value, shall be conditional upon the achievement of performance goals established by the Committee in writing at the time such Performance-Based Award is granted. Such performance goals, which may vary from Participant to Participant and Performance-Based Award to Performance-Based Award, shall be based upon the attainment by the Company or any Subsidiary, division or department of specific amounts of, or increases in, one or more of the following, any of which may be measured either in absolute terms or as compared to another company or companies: revenues, earnings, cash flow, net worth, book value, stockholders' equity, financial return ratios, market performance or total stockholder return, and/or the completion of certain business or capital transactions. Before any compensation pursuant to a Performance-Based Award is paid, the Committee shall certify in writing that the performance goals applicable to the Performance-Based Award were in fact satisfied.

      The maximum amount which may be granted as Performance-Based Awards to any Participant in any calendar year shall not exceed (i) Stock-Based Awards for 500,000 shares of Stock (whether payable in cash or stock), subject to adjustment as provided in Section 8(a) hereof, (ii) 500,000 Performance Units,
(iii) a Tax Bonus payable with respect to the Stock-Based Awards described in clause (i) and Performance Units described in clause (ii), and (iv) cash payments (other than Tax Bonuses) of $1,000,000.

      (h) Change of Control. In the event of a Change of Control of the Company, all Awards granted under the Plan (including Performance-Based Awards) that are still outstanding and not yet vested or exercisable or which are subject to restrictions shall become immediately 100% vested in each Participant or shall be free of any restrictions, as of the first date that the definition of Change of Control has been fulfilled, and shall be exercisable for the remaining duration of the Award. All Awards that are exercisable as of the effective date of the Change of Control will remain exercisable for the remaining duration of the Award.

Section 8. Adjustments upon Changes in Capitalization; Acceleration in Certain Events

      (a) In the event that the Committee shall determine that any stock dividend, recapitalization, forward split or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase or share exchange, or other similar corporate transaction or event, affects the Stock or the book value of the Company such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may thereafter be issued in connection with Awards, (ii) the number and kind of shares of Stock issuable in respect of outstanding Awards, (iii) the aggregate number and kind of shares of Stock available under the Plan, (iv) the number of Performance Units which may thereafter be granted and the book value of the Company with respect to outstanding Performance Units, and (v) the exercise price, grant price, or purchase price relating to any Award or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Award; provided, however, in each case, that no adjustment shall be made which would cause the Plan to violate Section 422(b)(1) of the Code with respect to ISOs or would adversely affect the status of a Performance-Based Award as "performance-based compensation" under Section 162(m) of the Code.

      (b) In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding paragraph) affecting the Company or any Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, no adjustment shall be made in any outstanding Performance-Based Awards to the extent that such adjustment would adversely affect the status of that Performance-Based Award as "performance-based compensation" under Section 162(m) of the Code.

Section 9. General Provisions

      (a) Changes to the Plan and Awards. The Board of Directors of the Company may amend, alter, suspend, discontinue, or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of the Company's stockholders or Participants, except that any such amendment, alteration, suspension, discontinuation, or termination shall be subject to the approval of the Company's stockholders within one year after such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to the stockholders for approval; provided, however, that without the consent of an affected Participant, no amendment, alteration, suspension, discontinuation, or termination of the Plan may materially and adversely affect the rights of such Participant under any Award theretofore granted and any Award Agreement relating thereto. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue, or terminate, any Award theretofore granted and any Award Agreement relating thereto; provided, however, that without the consent of an affected Participant, no such amendment, alteration, suspension, discontinuation, or termination of any Award may materially and adversely affect the rights of such Participant under such Award.

      The foregoing notwithstanding, any performance condition specified in connection with an Award shall not be deemed a fixed contractual term, but shall remain subject to adjustment by the Committee, in its discretion at any time in view of the Committee's assessment of the Company's strategy, performance of comparable companies, and other circumstances, except to the extent that any such adjustment to a performance condition would adversely affect the status of a Performance-Based Award as "performance-based compensation" under Section 162(m) of the Code.

      Notwithstanding the foregoing, if the Plan is ratified by the stockholders of the Company at the Company's 2000 Annual Meeting of Stockholders, then unless approved by the stockholders of the Company, no amendment will: (i) change the class of persons eligible to receive Awards; (ii) materially increase the benefits accruing to Participants under the Plan, or (iii) increase the number of shares of Stock or the number of Performance Units subject to the Plan.

      (b) No Right to Award or Employment. No employee or other person shall have any claim or right to receive an Award under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any Subsidiary.

      (c) Taxes. The Company or any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock or any payroll or other payment to a Participant amounts of withholding and other taxes due in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations.

      (d) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participants to, any party, other than the Company or any Subsidiary, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an ISO) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

(e) No Rights to Awards; No Stockholder Rights. No Participant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Participants. No Award shall confer on any Participant any of the rights of a stockholder of the Company unless and until Stock is duly issued or transferred to the Participant in accordance with the terms of the Award.

      (f) Discretion. In exercising, or declining to exercise, any grant of authority or discretion hereunder, the Committee may consider or ignore such factors or circumstances and may accord such weight to such factors and circumstances as the Committee alone and in its sole judgment deems appropriate and without regard to the affect such exercise, or declining to exercise such grant of authority or discretion, would have upon the affected Participant, any other Participant, any employee, the Company, any Subsidiary, any stockholder or any other person.

      (g) Effective Date. The effective date of the Plan is May 30, 2000.

      (h) Shareholder Approval. Unless and until the Plan is approved by the stockholders of the Company at the Company's 2000 Annual Meeting of Stockholders, no Stock-Based Award may be granted to any officer of the Company.

                                   Appendix E

      Non-Executive Directors' Stock Option Plan of TTR Technologies, Inc.

1. Purpose

      The purpose of this Non-Executive Directors' Stock Option Plan (the "Directors' Plan") is to provide a means by which each director of TTR TECHNOLOGIES, INC. (the "Company") who is not an employee of the Company or any subsidiary of the Company (each such person being hereafter referred to as a "Non-Executive Director") will be given an opportunity to purchase Common Stock, par value $0.001, of the Company ("Common Stock"). The Company, by means of the Directors' Plan, seeks to attract and retain the services of qualified independent persons to serve as Non-Executive Directors of the Company and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2. Administration

      (a) The Director Plan shall be administered by the Board of Directors (the "Board") of the Company.

      (b) All option awards under the Directors' Plan shall be in the Board's discretion. All questions of interpretation of the Directors' Plan or of any option issued under it shall be determined by the Board and such determination shall be final and binding upon all persons having an interest in the Directors' Plan. All determinations shall be made by a majority of the Board. Any determination reduced to writing and signed by all of the members of the Board shall be fully effective as if it had been made by a majority vote at a meeting duly called and held.

3. Shares Subject to Plan

      Subject to the provisions of Section 10 hereof, the shares that may be acquired pursuant to options granted under the Directors' Plan shall not exceed in the aggregate 75,000 shares of the Company's Common Stock.

      The Common Stock subject to the Directors' Plan may be in whole or in part authorized and unissued shares of Common Stock or issued shares of Common Stock which shall have been reacquired by the Company. If any option shall expire or terminate for any reason without having been exercised in full, the unissued shares subject thereto shall again be available for purposes of the Directors' Plan.

4. Eligibility

      Options shall be granted to Non-Executive Directors serving on the Board of Directors of the Company.

5. Limitation on Grants

      In no event will the grant amount, that is, the amount determined by multiplying the number of shares with respect to which options have been granted by the Fair Market Value (as defined in Section 6) of the Company's Common Stock on the date of grant, exceed $100,000 with respect to an annual grant to a Non-Executive Director. To the extent the grant amount exceeds the foregoing limitations, the number of shares subject to the Option to be granted to the Non-Executive Director will be reduced accordingly.

6. Option Provisions

      Each Option shall be evidenced by a written agreement ("Stock Option Agreement") and shall contain the following terms and conditions:

      (a) The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") five years from the date of grant. The term of each option may terminate sooner than such Expiration Date if the optionee's service as a Non-Executive Director of the company terminates for any reason whatsoever. In the event of such termination of service, the option shall terminate for Non-Executive Directors, on the earlier of the Expiration Date or the date two (2) months following the date of termination of service as a Director. In any and all circumstances, an option may be exercised following termination of the optionee's service as a Non-Executive Director only as to that number of shares as to which it was exercisable on the date of termination of such service, in accordance with the provisions hereunder.

      (b) The exercise price of each option shall be one hundred percent (100%) of the Fair Market Value of the shares subject to such option on the date such option is granted. "Fair Market Value" of a share of common stock shall mean (i) if the common stock is traded on a national securities exchange or on the NASDAQ National Market System ("NMS"), the per share closing price of the Common Stock on the principal securities exchange on which they are listed or on NMS, as the case may be, on the date of grant (or if there is no closing price for such date of grant, then the last preceding business day on which there was a closing price); or (ii) if the Common Stock is traded in the over-the counter market and quotations are published on the NASDAQ quotations system (but not on NMS), the per share closing bid price of the Common Stock on the date of grant as reported by NASDAQ (or if there is no closing bid price for such date of grant, then the last preceding business day on which there was a closing bid price); or (iii) if the Common Stock is traded in the over-the-counter market but bid quotations are not published on NASDAQ, the closing bid price per share for the Common Stock as furnished by a broker - dealer which regularly furnishes price quotations for the Common Stock; or (iv) if the Common Stock is not traded on a securities exchange or the over-the-counter market, the valuation accorded to each share by the Company's Board.

      (c) The optionee may elect to make payment of the exercise price under one of the following alternatives:

      (i) Payment of the exercise price per share in cash at the time of exercise; or

      (ii) Payment by delivery of shares of Common Stock of the Company already owned by the optionee, which Common Stock shall be valued at Fair Market Value on the date of exercise; or

      (iii) Payment by a combination of the methods of payment specified in subsections 6-(c) (i) and 6-(c) (ii) above.

      (d) An option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his guardian or legal representative.

      (e) All options granted under the Directors' Plan shall be non-qualified stock options, which do not qualify as incentive stock options within the meaning of Section 422, or any successor section, of the Internal Revenue Code of 1986, as amended.

7. Right of the Company to Terminate Services as a Non-Executive Director

      Nothing contained in the Directors' Plan or in any instrument executed pursuant hereto shall confer upon any Non-Executive Director any right to continue in the service of the company or any of its subsidiaries or interfere in any way with the right of the Company or a subsidiary to terminate the service of any Non-Executive Director at any time, with or without cause or entitle the Non-Executive Director to be nominated for re-election as a director.

8. Nonalienation of Benefits

      No right or benefit under the Directors' Plan shall be subject to alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or the person entitled to such benefit.

9. Adjustments Upon Changes in Capitalization

      The stock option Agreements evidencing options may contain such provisions as the Board shall determine to be appropriate for the adjustment of the number and class of shares subject to all outstanding options and the option prices thereof in the event of changes in the outstanding Common Stock of the Company by reason of any stock dividend, distribution, split-up, recapitalization, combination or exchange of shares, merger, consolidation or liquidation and the like, and, in the event of any such change in the outstanding common stock, the aggregate number and class of shares available under the Director plan and the number of shares subject to grants pursuant to Section 6 hereof shall be appropriately adjusted by the Board, whose determination shall be conclusive and binding on all persons.

10. Termination and Amendment

      Unless the Directors' Plan shall theretofore have been terminated as hereinafter provided, no grant of Options may be made under the Directors' Plan after July, 2008. The Board may at any time, but not more than once every six months except to comply with the changes in applicable law, amend, alter, suspend or terminate the Directors' Plan; provided, however, that the Board may not, without the requisite vote of the stockholders of the Company approving such action (i) materially increase (except as provided in Section 9 hereof) the maximum number of shares which may be issued under the Directors' Plan; (ii) extend the term of the Directors' Plan; (iii) materially increase the requirements as to eligibility for participants under the Directors' Plan or
(iv) materially change the benefits accruing to participants under the Directors' Plan. No termination, modification or amendment of the Directors' Plan or any outstanding stock option agreement may, without the consent of the Non-Executive Director to whom any option shall theretofore have been granted, adversely affect the rights of such Director with respect to such option.

11. Effectiveness of the Plan

      The Directors' Plan shall become effective upon the requisite vote of the stockholders of the Company approving such action, and upon the approvals, if required, of any other public authorities. Any grant of options under the Directors' Plan prior to such approval shall be expressly subject to the condition that the Directors' Plan shall have been so approved. Unless the Directors' Plan shall be so approved, the Directors' Plan and all options theretofore granted thereunder shall be and become null and void.

12. Government and Other Regulations

      The obligation of the Company with respect to options shall be subject to
(i) all applicable laws, rules and regulations and approvals by the governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, as amended, and (ii) the rules and regulations of any stock exchange on which the Common Stock may be listed.

13. Governing Law

      The Directors' Plan Shall be governed by, and construed in accordance with, the laws of the State of New York.


                                      E-4